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Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428


                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.
                  LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                      (THE TAX-EXEMPT FUND OF CALIFORNIA)

                                     Part B
                      Statement of Additional Information

                                November 1, 2005
                      (as supplemented September 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Tax-Exempt Bond Fund of America, Inc. ("TEBF"),
American High-Income Municipal Bond Fund, Inc. ("AHIM"), Limited Term Tax-Exempt
Bond Fund of America ("LTEX") and The American Funds Tax-Exempt Series II - The
Tax-Exempt Fund of California ("TEFCA") dated November 1, 2005. The prospectus may be obtained from your financial adviser or by writing to the funds at the following address:

                   The Tax-Exempt Bond Fund of America, Inc.
                 American High-Income Municipal Bond Fund, Inc.
                  Limited Term Tax-Exempt Bond Fund of America
                    The American Funds Tax-Exempt Series II
                      (The Tax-Exempt Fund of California)
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                       Tax-Exempt Income Funds -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each fund's net assets unless otherwise noted. This summary is not intended to reflect all of the funds' investment limitations.

THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax.

..    The fund will not invest in securities that subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors
     Service ("Moody's") or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB or below by S&P and Baa or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest substantially in securities with maturities in excess of three years.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax
     (including securities subject to alternative minimum tax).

..    The fund may invest, without limitation, in securities that may subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or below by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund will invest at least 50% of its assets in debt securities rated
     BBB or below by S&P or Baa or below by Moody's or unrated but determined to be of equivalent quality.

                       Tax-Exempt Income Funds -- Page 2

..    The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in obligations of the same type
     (however, the fund may not invest 25% or more in municipal securities of the same project type issued by non-governmental entities).

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities exempt from regular federal income tax and that do not subject fund shareholders to alternative minimum tax.

..    The fund may invest up to 20% of its assets in securities that may subject fund shareholders to federal alternative minimum tax.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 65% of its assets in debt securities rated A or better by S&P or Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated BBB by
     S&P or Baa by Moody's or unrated but determined to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced below BBB or Baa (or if unrated, when its quality falls below the equivalent of BBB or Baa).

..    The dollar-weighted average effective maturity of the fund's portfolio will be between 3 and 10 years.

..    The maximum dollar-weighted average nominal or stated maturity of the fund's portfolio will be 15 years.

..    The maximum effective maturity or average life of any one security in the fund's portfolio will be 10 years.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both regular federal and California income taxes and that do not subject fund shareholders to alternative minimum tax.

..    The fund may invest up to 20% of its assets in securities that may subject fund shareholders to alternative minimum tax.

..    The fund will invest at least 65% of its assets in debt securities rated
     BBB or better by S&P or Baa or better by Moody's or unrated but determined to be of equivalent quality.

..    The fund may invest up to 20% of its assets in debt securities rated BB or below by S&P and Ba or below by Moody's or unrated but determined to be of equivalent quality.

                       Tax-Exempt Income Funds -- Page 3

..    The fund will invest substantially in securities with maturities in excess of three years.

                        *     *     *     *     *     *

The funds may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

THE TAX-EXEMPT BOND FUND OF AMERICA, AMERICAN HIGH-INCOME MUNICIPAL BOND FUND,
------------------------------------------------------------------------------
LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA AND THE TAX-EXEMPT FUND OF
-----------------------------------------------------------------------
CALIFORNIA
----------

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors interest and may repay the amount borrowed periodically during the life of the security and at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.

                       Tax-Exempt Income Funds -- Page 4

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the funds' ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;
colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

                       Tax-Exempt Income Funds -- Page 5

MUNICIPAL LEASE OBLIGATIONS -- The funds may invest, without limitation, in municipal lease revenue obligations that are determined to be liquid by the investment adviser. In determining whether these securities are liquid, the investment adviser will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

INSURED MUNICIPAL BONDS -- The funds may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the funds or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of a fund's shares.

U.S. COMMONWEALTH OBLIGATIONS -- The funds may invest in obligations of the
Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin
Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal and state income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the funds' holdings in such obligations.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

CASH AND CASH EQUIVALENTS -- These include, but are not limited to: (a)
tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (b)
municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less), (c) municipal obligations backed by letters of credit issued by banks or other financial institutions or government agencies that mature, or may be redeemed in one year or less, (d) tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.

TEMPORARY INVESTMENTS -- The funds may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax.
Further, a portion of a fund's assets, which will normally be less than 20%, may be held in

                       Tax-Exempt Income Funds -- Page 6

cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury;
(b) obligations of agencies and instrumentalities of the U.S. government; (c)
money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d) repurchase agreements.

FORWARD COMMITMENTS -- The funds may enter into commitments to purchase or sell securities at a future date. When the funds agree to purchase such securities, they assume the risk of any decline in value of the security from the date of the agreement. When the funds agree to sell such securities, they do not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the funds could miss a favorable price or yield opportunity, or could experience a loss.

The funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly. Keeping in mind each fund's objective, the investment adviser may increase each fund's exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The investment adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the funds to make

                       Tax-Exempt Income Funds -- Page 7

purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by each fund's Board of Directors/Trustees.

RESTRICTED OR ILLIQUID SECURITIES -- The funds may purchase securities subject to restrictions on resale. Difficulty in selling such securities may result in a loss or be costly to the funds. Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' Board of
Directors/Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements under which the funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the funds'
custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the funds may be delayed or limited. The funds do not currently intend to engage in this investment practice over the next 12 months.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, LIMITED TERM TAX-EXEMPT BOND FUND OF
------------------------------------------------------------------------------
AMERICA AND THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------------------

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The funds may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while each fund's distributions from tax-exempt securities are not subject to regular federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND AND THE TAX-EXEMPT FUND OF CALIFORNIA
------------------------------------------------------------------------------

CONCENTRATION OF INVESTMENTS -- The funds may invest more than 25% of their assets in industrial development bonds.

AHIM may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type which pay interest on their obligations from revenue of similar projects. This may make
AHIM more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental

                       Tax-Exempt Income Funds -- Page 8

considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. As the similarity in issuers increases, the potential for fluctuations in the fund's share price also may increase.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

MATURITY -- Under normal market conditions, the fund's dollar-weighted average effective portfolio maturity will range between 3 and 10 years. The fund's dollar-weighted average nominal or stated portfolio maturity will not exceed 15 years. The fund may purchase any security with an effective maturity or average life of 10 years or less. In calculating effective maturity or average life, a put, call, sinking fund or other feature will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life of 10 years or less, even though the nominal or stated
maturity may be beyond 10 years. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- Because the fund invests primarily in securities issued by the State of California (the "State"), its agencies and municipalities, the fund is more susceptible to developments adversely affecting issuers of California securities than a municipal bond fund that does not concentrate its investments in a single state. The information below constitutes only a brief summary and does not purport to be a complete description of risk factors relating to California debt obligations. Certain information is drawn from official statements relating to securities offerings of the State and various local agencies in California, available as of the date of this statement of additional information.

A variety of events, such as economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to
California's municipal issuers may have an adverse impact on the fund. In addition, natural disasters, such as earthquakes and droughts, may have an adverse effect on the State's economy.

California's economy and general financial condition affect the ability of State and local governments to raise revenues to make timely payments on their obligations. For example, events such as the State's budgetary problems combined with a decrease in tax revenues and an overall slowdown in the economy may adversely impact the fund. Since early 2001, California has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002, resulting in a serious erosion of its General Fund tax revenues. Although the
State's 2005 Budget Act addressed part of the State's ongoing structural budget shortfall, the State Legislative Analyst's Office as of the date of this statement of additional information predicts that, even assuming all savings in the current budget plan are achieved, the State will conclude its 2005-2006 fiscal year with a continued structural budget gap.

Such events can negatively impact the State's credit rating, make it more expensive for the State to borrow money, and impact municipal issuers' ability to pay their obligations. For example, in the past various nationally recognized statistical ratings organizations ("NRSROs") have lowered their ratings on
California general obligation bonds, making it more expensive for the State to borrow money. Recently, NRSROs have increased such ratings. It is not currently possible to

                       Tax-Exempt Income Funds -- Page 9

determine whether, or the extent to which, an NRSRO may change such ratings, either up or down, in the future.

California is the most populous state in the nation with a diverse economy.
Major employers include the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. However, certain of the
State's significant industries are sensitive to economic disruptions in their export markets. The State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the high technology sector.
Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

Future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of municipal issuers to pay their obligations. For example, revenue and expenditure limitations adopted by California voters, such as Propositions 13 (limits ad valorem taxes on real property and restricts local taxing entities' ability to raise real property taxes) and 218 (limits local governments' ability to impose "property related" fees, assessments and taxes)
have constrained local governments' ability to raise revenue, consequently raising concerns about whether municipalities have sufficient revenue to pay their debt obligations.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year.

                                         FISCAL YEAR/PERIOD        PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------------------

 TEBF                                           2005                          9%
                                                2004                          8
--------------------------------------------------------------------------------------------
 AHIM                                           2005                         10
                                                2004                          6
--------------------------------------------------------------------------------------------
 LTEX                                           2005                         12
                                                2004                         10
--------------------------------------------------------------------------------------------
 TEFCA                                          2005                         11
                                                2004                          8
--------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 10

See "Financial highlights" in the prospectus for the funds' annual portfolio turnover for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- Each fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a funds' net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

THE TAX-EXEMPT BOND FUND OF AMERICA
-----------------------------------

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

3.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

                       Tax-Exempt Income Funds -- Page 11

7.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10.  Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11.   Write, purchase or sell puts, calls, straddles, spreads or any combination thereof.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least
80% of the income that the fund distributes is exempt from federal income tax.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds that are not general obligation bonds is made by the
Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

For purposes of Investment Restriction #10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may not invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects
(such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds.
There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

2.   The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

3.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

4.   The fund may not issue senior securities, except as permitted by the 1940
Act.

                       Tax-Exempt Income Funds -- Page 12

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
----------------------------------------

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   Invest in companies for the purpose of exercising control or management;

3.   Purchase or sell real estate (including real estate limited partnerships)
unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

4.   Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

5.   Engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6.   Make loans in an aggregate amount in excess of 33 1/3% of the value of the fund's total assets, taken at the time any loan is made, provided that the purchase of debt securities pursuant to the fund's investment objective and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction and that loans of portfolio securities may be made;

7.   Issue senior securities, except as permitted under the Investment Company
Act of 1940;

8.   Borrow money, except from banks for temporary or emergency purposes not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

9.   Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features);

10.  Invest 25% or more of its assets in municipal securities of the same project type issued by non-governmental entities. However, the fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state or in municipal obligations of the same type, including without limitation the following: general obligations of states and localities; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, life care facilities or other purposes. As a result, the fund may be more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the concentration in the secu-

                       Tax-Exempt Income Funds -- Page 13

rities of a particular category of issuer increases, the potential for fluctuation in the value of the fund's shares also increases; nor

11.  Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax. For this purpose, securities subject to federal alternative minimum tax are considered tax-exempt securities. In the alternative, the fund will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal income tax.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend (at least for the next 12 months) to lend portfolio securities. However, if such action is authorized by the Board of
Directors, loans of portfolio securities as described under "Loans of Portfolio
Securities" shall be made in accordance with the terms and conditions therein set forth and consistent with fundamental investment restriction #6;

2.   The fund will not invest more than 15% of the value of its net assets in illiquid securities;

3.   The fund does not currently intend (at least for the next 12 months) to invest in the securities of other registered management investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or in connection with the implementation of any deferred compensation plan as adopted by the Board of Directors;

4.   The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of total assets.

5.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purposes of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
--------------------------------------------

These restrictions provide that the fund may not:

 1.  With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

                       Tax-Exempt Income Funds -- Page 14

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 3.  Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments or engage in futures transactions;

 4.  Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

 5.  Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

 6.  Invest in companies for the purpose of exercising control or management;

 7.  Make loans to others except for (a) purchasing debt securities; (b)
entering into repurchase agreements; and (c) loaning portfolio securities;

 8.  Issue senior securities, except as permitted under the Investment Company
Act of 1940;

 9.  Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for
300% asset coverage; nor

10.  Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (this restriction does not prevent the fund from investing in securities with put and call features).

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal income tax, or will invest its assets so that at least
80% of the income that the fund distributes is exempt from federal income tax.

                       Tax-Exempt Income Funds -- Page 15

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.    The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund does not currently intend (at least for the next 12 months) to invest in the securities of other investment companies except as permitted by the 1940 Act, as amended.

3.    The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.

4.   The fund does not currently intend (at least for the next 12 months) to invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S.
government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects. The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction.

5.   The fund does not currently intend (at least for the next 12 months) to loan portfolio securities.

6.   The fund may not issue senior securities, except as permitted by the 1940
Act.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds that are not general obligation bonds is made by the
Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

THE TAX-EXEMPT FUND OF CALIFORNIA
---------------------------------

These restrictions provide that the fund may not:

1.   Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

2.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

3.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

4.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

                       Tax-Exempt Income Funds -- Page 16

5.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

6.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

7.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

8.   Invest in companies for the purpose of exercising control or management;

9.   Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

10.  Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

11.  Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S.
government obligations are not considered to be part of any industry.

These restrictions also provide that the fund will:

Normally invest at least 80% of its assets in securities the income from which is exempt from federal and California income tax, or will invest its assets so that at least 80% of the income that the fund distributes is exempt from federal and California income tax.

For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the
Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For purposes of Investment Restriction #9, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

The fund may not:

1.   Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

2.   Invest more than 15% of its value of its net assets in illiquid securities.

                       Tax-Exempt Income Funds -- Page 17

3.   Invest in securities of other investment companies, except as permitted by the 1940 Act, as amended.

4.   Issue senior securities, except as permitted by the 1940 Act.

                       Tax-Exempt Income Funds -- Page 18

                            MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES AND OFFICERS

                                              YEAR FIRST
                                                ELECTED                                           NUMBER OF PORTFOLIOS
                            POSITION         A DIRECTOR/                                            WITHIN THE FUND
                            WITH THE           TRUSTEE         PRINCIPAL OCCUPATION(S) DURING     COMPLEX/2/ OVERSEEN
     NAME AND AGE             FUNDS        OF THE FUNDS/1/             PAST FIVE YEARS            BY DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES/4/
------------------------------------------------------------------------------------------------------------------------

 Richard G. Capen,       Director/Trustee        1999         Corporate director and author;               14
 Jr.                                                          former U.S. Ambassador to Spain;
 Age: 71                                                      former Vice Chairman,
                                                              Knight-Ridder, Inc.
                                                              (communications company); former
                                                              Chairman and Publisher, The Miami
                                                                                      ---------
                                                              Herald
                                                              ------
------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director/Trustee   TEBF      1979    Private investor; former                     19
 Christie                                   AHIM      1994    President and CEO, The Mission
 Age: 72                                    LTEX      1993    Group (non-utility holding
                                            TEFCA     1986    company, subsidiary of Southern
                                                              California Edison Company)
------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director/Trustee        1994         Chairman of the Board, President             12
 Age: 56                                                      and CEO, Ecovation, Inc. (organic
                                                              waste management); former
                                                              President and CEO, The Earth
                                                              Technology Corporation
                                                              (international consulting
                                                              engineering)
------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Chairman of the    TEBF      1989    Chairman of the Board,               16
 Age: 70                 Board              AHIM      1994    Senior Resource Group LLC
                         (independent       LTEX      1993    (development and management of
                         and                TEFCA     1989    senior living communities)
                         Non-Executive)
                         and
                         Director/Trustee
------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director/Trustee        1994         President and CEO, Fuller                    14
 Age: 59                                                      Consulting (financial management
                                                              consulting firm)
------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director/Trustee        2005         President, Dumbarton Group LLC               15
 Age: 59                                                      (consulting); former Executive
                                                              Vice President - Policy and
                                                              Oversight, NASD
------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director/Trustee   TEBF      1991    Chairman of the Board, AECOM                 13
 Age: 70                                    AHIM      1994    Technology Corporation
                                            LTEX      1993    (engineering, consulting and
                                            TEFCA     1991    professional technical services)
------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director/Trustee        1999         Principal, The Sanchez Family                12
 Age: 62                                                      Corporation dba McDonald's
                                                              Restaurants (McDonald's licensee)

------------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE            BY DIRECTOR/TRUSTEE
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/TRUSTEES/4/
-----------------------------------------------------

 Richard G. Capen,       Carnival Corporation
 Jr.
 Age: 71
-----------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 72                 Southwest Water Company
-----------------------------------------------------
 Diane C. Creel          Allegheny Technologies;
 Age: 56                 BF Goodrich;
                         Foster Wheeler Ltd.
-----------------------------------------------------
 Martin Fenton           None
 Age: 70
-----------------------------------------------------
 Leonard R. Fuller       None
 Age: 59
-----------------------------------------------------
 R. Clark Hooper         None
 Age: 59
-----------------------------------------------------
 Richard G. Newman       Sempra Energy;
 Age: 70                 Southwest Water Company
-----------------------------------------------------
 Frank M. Sanchez        None
 Age: 62
-----------------------------------------------------

                       Tax-Exempt Income Funds -- Page 19


                                            YEAR FIRST         PRINCIPAL OCCUPATION(S)
                                             ELECTED            DURING PAST FIVE YEARS
                                           A DIRECTOR/            AND POSITIONS HELD         NUMBER OF PORTFOLIOS
                          POSITION           TRUSTEE           WITH AFFILIATED ENTITIES        WITHIN THE FUND
                          WITH THE        AND/OR OFFICER     OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN
    NAME AND AGE            FUNDS        OF THE FUNDS/1/             OF THE FUNDS            BY DIRECTOR/TRUSTEE
-------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/5,6/
-------------------------------------------------------------------------------------------------------------------

 Don R. Conlan         TEFCA: Trustee          1996         President (retired), The                   5
 Age: 69                                                    Capital Group Companies, Inc.*

-------------------------------------------------------------------------------------------------------------------
 Brenda S. Ellerin     LTEX: President     LTEX     1997    Senior Vice President, Capital             1
 Age: 42               and Trustee         TEBF     1999    Research Company*
                       TEBF: Senior        AHIM     2001
                       Vice President
                       AHIM: Vice
                       President
-------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    AHIM, LTEX and     TEBF      1979    Senior Vice President and                 12
 Age: 75               TEBF: Vice         AHIM      1994    Director, Capital Research and
                       Chairman and       LTEX      1993    Management Company
                       Director/Trustee   TEFCA     1986

                       TEFCA:
                       President and
                       Trustee
-------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Vice Chairman      TEBF      1986    Vice Chairman of the Board,               16
 Age: 56               and Director/      AHIM      1994    Capital Research and
                       Trustee            LTEX      1993    Management Company; Director,
                                          TEFCA     1986    The Capital Group Companies,
                                                            Inc.*
-------------------------------------------------------------------------------------------------------------------
 Neil L. Langberg      TEBF: President    TEBF      1985    Vice President - Investment                1
 Age: 52               and Director       AHIM      1994    Management Group, Capital
                                          LTEX      1993    Research and Management
                       AHIM, LTEX and     TEFCA     1986    Company
                       TEFCA: Senior
                       Vice President
                                         --------------------------------------------------------------------------
-----------------------------------------
 Mark R. Macdonald     AHIM: President    AHIM      1996    Senior Vice President and                  1
 Age: 46               and Director                         Director, Capital Research and
                                                            Management Company
-------------------------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE           BY DIRECTOR/TRUSTEE
---------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/5,6/
---------------------------------------------------

 Don R. Conlan         None
 Age: 69
---------------------------------------------------
 Brenda S. Ellerin     None
 Age: 42
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 75
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 56
---------------------------------------------------
 Neil L. Langberg      None
 Age: 52
---------------------------------------------------
 Mark R. Macdonald     None
 Age: 46
---------------------------------------------------

                       Tax-Exempt Income Funds -- Page 20


 [This page is intentionally left blank for this filing.]

                       Tax-Exempt Income Funds -- Page 21


                                                                                    PRINCIPAL OCCUPATION(S) DURING
                              POSITION         YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE             AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUNDS            OF THE FUNDS/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/6/
-----------------------------------------------------------------------------------------------------------------------------------

 David A. Hoag          AHIM: Executive Vice   AHIM         1997    Senior Vice President, Capital Research Company*
 Age: 40                      President
-----------------------------------------------------------------------------------------------------------------------------------
 Edward B. Nahmias      AHIM, TEBF and TEFCA:  AHIM         1999    Executive Vice President and Director, Capital Research
 Age: 53                   Vice President      TEBF         2004    Company*
                                               TEFCA        2001
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.               Vice President             2003          Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                          Capital Research and Management Company; Vice President and
 Age: 35                                                            Counsel, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Karl J. Zeile          LTEX: Vice President          2004          Vice President and Director, Capital Research Company*
 Age: 38
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick          Secretary               1994          Vice President - Fund Business Management Group,
 Age: 41                                                            Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley            Treasurer               2003          Vice President - Fund Business Management Group, Capital
 Age: 37                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer          2001          Vice President - Fund Business Management Group, Capital
 Age: 35                                                            Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.
1 Directors/Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director/Trustee as a director of a public company or a registered investment company.
4 A "Non-interested" Director/Trustee refers to a Director/Trustee who is not an
 "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the funds' investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter). The listed individual may not be a Director/Trustee of all funds listed for him or her, but rather may be an officer of one or more such funds.
6 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS/TRUSTEES AND OFFICERS OF THE FUNDS IS 333 SOUTH
HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND
SECRETARY.

                       Tax-Exempt Income Funds -- Page 22


FUND SHARES OWNED BY DIRECTORS/TRUSTEES AS OF DECEMBER 31, 2004

                                                               AGGREGATE DOLLAR RANGE/1/
                                                                       OF SHARES
                                                                  OWNED IN ALL FUNDS
                                                                 WITHIN AMERICAN FUNDS
                              DOLLAR RANGE/1/ OF FUND               FAMILY OVERSEEN
         NAME                       SHARES OWNED                  BY DIRECTOR/TRUSTEE
-----------------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS/TRUSTEES
-----------------------------------------------------------------------------------------
 Richard G. Capen,            TEBF               None                Over $100,000
 Jr.                          AHIM               None
                              LTEX               None
                             TEFCA               None

-----------------------------------------------------------------------------------------
 H. Frederick                 TEBF          Over $100,000            Over $100,000
 Christie                     AHIM               None
                              LTEX               None
                             TEFCA          Over $100,000
-----------------------------------------------------------------------------------------
 Diane C. Creel               TEBF           $1 - $10,000          $10,001 - $50,000
                              AHIM           $1 - $10,000
                              LTEX           $1 - $10,000
                             TEFCA           $1 - $10,000
-----------------------------------------------------------------------------------------
 Martin Fenton                TEBF         $1 - $10,000/2/           Over $100,000
                              AHIM             None/2/
                              LTEX             None/2/
                             TEFCA        $50,001 - $100,000
-----------------------------------------------------------------------------------------
 Leonard R. Fuller            TEBF               None              $50,001 - $100,000
                              AHIM               None
                              LTEX               None
                             TEFCA               None
-----------------------------------------------------------------------------------------
 R. Clark Hooper              TEBF             None/3/           $10,001 - $50,000/4/
                              AHIM               None
                              LTEX               None
                             TEFCA               None
-----------------------------------------------------------------------------------------
 Richard G. Newman            TEBF        $10,001 - $50,000          Over $100,000
                              AHIM        $10,001 - $50,000
                              LTEX        $10,001 - $50,000
                             TEFCA        $10,001 - $50,000
-----------------------------------------------------------------------------------------
 Frank M. Sanchez             TEBF           $1 - $10,000          $10,001 - $50,000
                              AHIM           $1 - $10,000
                              LTEX           $1 - $10,000
                             TEFCA           $1 - $10,000
-----------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/TRUSTEES/5/
-----------------------------------------------------------------------------------------
 Don R. Conlan                TEBF               N/A                 Over $100,000
                              AHIM               N/A
                              LTEX               N/A
                             TEFCA           $1 - $10,000
-----------------------------------------------------------------------------------------
 Brenda S. Ellerin            TEBF               N/A                 Over $100,000
                              AHIM               N/A
                              LTEX          Over $100,000
                             TEFCA               N/A
-----------------------------------------------------------------------------------------
 Abner D. Goldstine           TEBF          Over $100,000            Over $100,000
                              AHIM        $10,001 - $50,000
                              LTEX        $50,001 - $100,000
                             TEFCA        $10,001 - $50,000
-----------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.           TEBF          Over $100,000            Over $100,000
                              AHIM          Over $100,000
                              LTEX          Over $100,000
                             TEFCA          Over $100,000
-----------------------------------------------------------------------------------------
 Neil L. Langberg             TEBF        $10,001 - $50,000       $10,001 -  $50,000
                              AHIM               N/A
                              LTEX               N/A
                             TEFCA               N/A
-----------------------------------------------------------------------------------------
 Mark R. Macdonald            TEBF               N/A                 Over $100,000
                              AHIM          Over $100,000
                              LTEX               N/A
                             TEFCA               N/A
-----------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 23

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. N/A indicates that the listed individual is not a Director/Trustee of a particular fund. The amounts listed for "interested" Directors/Trustees include shares owned through
 The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Dollar range of shares owned was $10,001 - $50,000, as of October 26, 2005.
3 R. Clark Hooper was elected a Director/Trustee of the funds subsequent to
 December 31, 2004. The dollar range of shares owned by Ms. Hooper in TEBF was
 $10,001 - $50,000, as of September 1, 2005.
4 Ms. Hooper has been a Board member of a fund within the American Funds family since 2003. If the shares she has acquired subsequent to December 31, 2004 were considered, the range for Ms. Hooper would have been $50,001 - $100,000, as of
 September 1, 2005.
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the funds' investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).

BOARD COMPENSATION -- No compensation is paid by the funds to any officer or
Director/Trustee who is a director, officer or employee of the investment adviser or its affiliates. Each Non-interested Director/Trustee is typically paid an annual fee of $1,500 by AHIM, $1,500 by LTEX, $3,000 by TEBF and $1,500
by TEFCA. If the aggregate annual fees paid to a Non-interested Director/Trustee by all funds advised by the investment adviser is less than $50,000, that
Non-interested Director/Trustee would be eligible for a $50,000 alternative fee.
This alternative fee is paid by those funds for which the Non-interested
Director/Trustee serves as a Director/Trustee on a pro-rata basis according to each fund's relative share of the annual fees that it would typically

                       Tax-Exempt Income Funds -- Page 24

pay. The alternative fee reflects the significant time and labor commitment required for a Director/Trustee to oversee even one fund. A Non-interested
Director/Trustee who is chairman of the Board (an "independent chair") of the funds also receives an additional annual fee of $25,000, paid in equal portions by the funds and the funds whose boards and committees typically meet jointly with those of the funds. The funds pay to their independent chair attendance fees (as described below) for each meeting of a committee of the Board of
Directors attended as a non-voting ex-officio member.

In addition, the funds generally pay to Non-interested Directors/Trustees a pro-rata portion of fees of: (a) $3,600 for each Board of Directors/Trustees meeting attended; (b) $1,500 for each meeting attended as a member of the
Nominating and Governance Committee; (c) $3,000 for each meeting attended as a member of the Contracts Committee; and (d) an annual fee of $6,160 for attending all Audit Committee meetings.

Non-interested Directors/Trustees also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b) $1,500 for each joint Audit Committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The funds and the other funds served by each Non-interested
Director/Trustee each pay an equal portion of these attendance fees.

The Nominating and Governance Committee of the Board of Directors/Trustees,
a Committee comprised exclusively of Non-interested Directors/Trustees, reviews
Director/Trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating and Governance Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses.
Non-Interested Directors/Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the funds. The funds also reimburse certain expenses of the Non-Interested
Directors/Trustees.

DIRECTOR/TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31 OR
AUGUST 31, 2005/*/

                                                     TOTAL COMPENSATION (INCLUDING
                                                         VOLUNTARILY DEFERRED
                                                           COMPENSATION/1/)
                         AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                         (INCLUDING VOLUNTARILY     CAPITAL RESEARCH AND MANAGEMENT
                        DEFERRED COMPENSATION/1/)    COMPANY OR ITS AFFILIATES/2/
         NAME                FROM THE FUNDS
-----------------------------------------------------------------------------------

 Richard G. Capen,          $5,199      TEBF                  $140,700/4/
 Jr./3/                      3,699      AHIM                   140,700/5/
                             3,699      LTEX
                             3,699      TEFCA
-----------------------------------------------------------------------------------
 H. Frederick               $5,295      TEBF                  $322,700/4/
 Christie/3/                 3,795      AHIM                   322,700/5/
                             3,795      LTEX
                             3,795      TEFCA
-----------------------------------------------------------------------------------
 Diane C. Creel/3/          $6,555      TEBF                  $79,430/4/
                             5,265      AHIM                   79,430/5/
                             5,265      LTEX
                             5,055      TEFCA
-----------------------------------------------------------------------------------
 Martin Fenton/3/           $6,300      TEBF                  $264,690/4/
                             5,430      AHIM                   264,690/5/
                             5,430      LTEX
                             4,800      TEFCA
-----------------------------------------------------------------------------------
 Leonard R. Fuller/3/       $5,199      TEBF                  $190,700/4/
                             3,699      AHIM                   190,700/5/
                             3,699      LTEX
                             3,699      TEFCA
-----------------------------------------------------------------------------------
 R. Clark Hooper/6/         $  750      TEBF                  $14,376/4/
                               250      AHIM                   18,756/5/
                               250      LTEX
                               375      TEFCA
-----------------------------------------------------------------------------------
 Richard G. Newman          $6,177      TEBF                  $155,430/4/
                             5,307      AHIM                   154,430/5/
                             5,307      LTEX
                             5,097      TEFCA
-----------------------------------------------------------------------------------
 Frank M. Sanchez           $6,472      TEBF                  $80,340/4/
                             5,184      AHIM                   80,340/5/
                             5,184      LTEX
                             4,972      TEFCA
-----------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 25

* The Tax-Exempt Bond Fund of America's and The Tax-Exempt Fund of California's
 fiscal year ends on August 31. American High-Income Municipal Bond Fund's and
 Limited Term Tax-Exempt Bond Fund of America's fiscal year ends on July 31.
1 Amounts may be deferred by eligible Directors/Trustees under a nonqualified deferred compensation plan adopted by the funds in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more
 American Funds as designated by the Directors/Trustees. Compensation for the fiscal years ended July 31, 2005 and August 31, 2005, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plans' adoption, the total amount of deferred compensation accrued by the funds (plus earnings thereon) through the 2005 fiscal year for participating Directors/Trustees is as follows:
  TEBF - Richard G. Capen, Jr. ($25,624), H. Frederick Christie ($16,032), Diane
  C. Creel ($27,035), Martin Fenton ($24,266) and Leonard R. Fuller ($32,913);
  and
  AHIM - Richard G. Capen, Jr. ($18,122), H. Frederick Christie ($10,883), Diane
  C. Creel ($14,667), Martin Fenton ($7,542) and Leonard R. Fuller ($14,838);
  and
  LTEX - Richard G. Capen, Jr. ($18,122), H. Frederick Christie ($10,319), Diane
  C. Creel ($15,111), Martin Fenton ($19,310) and Leonard R. Fuller ($14,849);
  and
  TEFCA - Richard G. Capen, Jr. ($19,624), H. Frederick Christie ($8,259), Diane
  C. Creel ($15,983), Martin Fenton ($20,563) and Leonard R. Fuller ($14,873).
  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the funds until paid to the
  Directors/Trustees.
4 For the fiscal year ended July 31, 2005.
5 For the fiscal year ended August 31, 2005.
6 Ms. Hooper began serving as a Trustee on June 22, 2005.

As of October 1, 2005, the officers and Directors/Trustees of each fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

                       Tax-Exempt Income Funds -- Page 26

FUND ORGANIZATION AND THE BOARD OF DIRECTORS/TRUSTEES

Each fund is an open-end, diversified management investment company. The
Tax-Exempt Bond Fund of America and American High-Income Municipal Bond Fund
were each organized as a Maryland corporation on July 20, 1979 and June 14,
1994, respectively. Limited Term Tax-Exempt Bond Fund of America and The
Tax-Exempt Fund of California were each organized as a Massachusetts business trust on July 12, 1993 and May 30, 1986, respectively. All fund operations are supervised by the funds' Board of Directors/Trustees which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund is managed under the direction of the Board of Directors, and all powers of a fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or a fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of a fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the funds as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the funds.

The funds have several different classes of shares including Class A, B, C, F and R-5. Class R-5 shares are available to clients of the Personal Investment
Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors/Trustees and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of a fund's shares, a fund will hold a meeting at which any member of the Board could be removed by a majority vote.

                       Tax-Exempt Income Funds -- Page 27

SHAREHOLDER AND DIRECTOR/TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where LTEX and TEFCA were organized as trusts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust of each of LTEX and TEFCA contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or Trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under each Articles of Incorporation or Declaration of Trust of the funds, the
Directors/Trustees or officers are not liable for actions or failure to act;
however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each fund will provide indemnification to its Directors/Trustees and officers as authorized by its By-Laws and by the
1940 Act and the rules and regulations thereunder.

COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES -- The funds have an Audit
Committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and
Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee provides oversight regarding the funds'
accounting and financial reporting policies and practices, their internal controls and the internal controls of the funds' principal service providers.
The Committee acts as a liaison between the funds' independent registered public accounting firm and the full Board of Directors/Trustees. TEBF and TEFCA had three Audit Committee meetings and AHIM and LTEX had five Audit Committee meetings during the 2005 fiscal year.

The funds have a Contracts Committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The Committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the funds and their investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors/Trustees on these matters. One Contracts Committee meeting was held during the 2005 fiscal year.

The funds have a Nominating and Governance Committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the funds within the meaning of the 1940 Act. The
Committee periodically reviews such issues as each Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors/Trustees. The
Committee also evaluates, selects and nominates Non-interested Director/Trustee candidates to each full Board of Directors/Trustees. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder

                       Tax-Exempt Income Funds -- Page 28

suggestions of persons to be considered as nominees to fill future vacancies on the Boards. Such suggestions must be sent in writing to the Nominating and
Governance Committee of the funds, addressed to the funds' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Nominating and
Governance Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The funds and their investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the funds, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 or (b) on the SEC's
website at www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

                       Tax-Exempt Income Funds -- Page 29

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by each fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

THE TAX-EXEMPT BOND FUND OF AMERICA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        16.47%
 201 Progress Parkway                                Class B        10.57
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         7.96
 4800 Deer Lake Drive East, Floor 2                  Class C        15.44
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         5.82
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 CGTC                                                Class R-5      22.06
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 30

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        21.70%
 201 Progress Parkway                                Class B        16.50
 Maryland Heights, MO 63043-3009                     Class C         7.46
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         5.09
 333 W. 34th Street                                  Class B         6.72
 New York, NY 10001-2402                             Class C         6.90
----------------------------------------------------------------------------
 MLPF&S                                              Class B        10.02
 4800 Deer Lake Drive East, Floor 2                  Class C        15.83
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 CGTC                                                Class R-5      47.46
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        16.47%
 201 Progress Parkway                                Class B        10.57
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         7.96
 4800 Deer Lake Drive East, Floor 2                  Class C        15.44
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         5.82
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 CGTC                                                Class R-5      22.06
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

THE TAX-EXEMPT FUND OF CALIFORNIA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        12.31%
 201 Progress Parkway                                Class B         6.23
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B        16.72
 4800 Deer Lake Drive East, Floor 2                  Class C        29.98
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class B         5.38
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ 07311-3907
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C         5.99
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 CGTC                                                Class R-5      36.93
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 31

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the funds and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may manage assets in other mutual funds advised by Capital Research and
Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds.
For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise.
Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The

                       Tax-Exempt Income Funds -- Page 32

benchmarks against which The Tax-Exempt Bond Fund of America, American
High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America
and The Tax-Exempt Fund of California portfolio counselors are measured include:

     The Tax-Exempt Bond Fund of America -- Lipper General Municipal Debt Funds
     Average;

     American High-Income Municipal Bond Fund -- Lipper High Yield Municipal
     Debt Funds Average;

     Limited Term Tax-Exempt Bond Fund of America -- Lipper Intermediate
     Municipal Debt Funds Average; and

     The Tax-Exempt Fund of California -- Lipper California Municipal Debt Funds
     Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the funds. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2005 FOR AHIM AND LTEX
AND AUGUST 31, 2005 FOR TEBF AND TEFCA:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER           NUMBER
                                      REGISTERED           POOLED           OF OTHER
                                      INVESTMENT         INVESTMENT         ACCOUNTS
                                   COMPANIES (RICS)    VEHICLES (PIVS)        THAT
                                         THAT               THAT            PORTFOLIO
                                      PORTFOLIO           PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR           COUNSELOR          MANAGES
                      OF FUND          MANAGES             MANAGES         (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS     (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/      IN BILLIONS)     IN BILLIONS)/3/
------------------------------------------------------------------------------------------

 THE TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------------------------------------------------
 Brenda S.           $100,001 -       4       $3.3/4/       None              None
 Ellerin              $500,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $10,001 -        3       $3.8/4/       None              None
                      $50,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       3       $3.8/4/       None              None
                      $500,000
------------------------------------------------------------------------------------------
 AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------
 Brenda S.           $100,001 -       4       $5.7/4/       None              None
 Ellerin              $500,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $10,001 -        3       $6.2/4/       None              None
                      $50,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       3       $6.2/4/       None              None
                      $500,000
------------------------------------------------------------------------------------------
 LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA
------------------------------------------------------------------------------------------
 Brenda S.           $100,001 -       4       $6.2/4/       None              None
 Ellerin              $500,000
------------------------------------------------------------------------------------------
 Neil L. Langberg    $10,001 -        3       $6.7/4/       None              None
                      $50,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       3       $6.7/4/       None              None
                      $500,000
------------------------------------------------------------------------------------------
 THE TAX-EXEMPT FUND OF CALIFORNIA
------------------------------------------------------------------------------------------
 Neil L. Langberg    $10,001 -        3       $7.0/4/       None              None
                      $50,000
------------------------------------------------------------------------------------------
 Edward B.           $100,001 -       2       $0.5/4/       None              None
 Nahmias              $500,000
------------------------------------------------------------------------------------------
 Karl J. Zeile       $100,001 -       3       $7.0/4/       None              None
                      $500,000
------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 33

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s).
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
4 Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreements (the "Agreements") between the funds and the investment adviser will continue in effect until May 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors/Trustees, or by the vote of a majority (as defined in the 1940 Act) of the

                       Tax-Exempt Income Funds -- Page 34

outstanding voting securities of the relevant fund, and (b) the vote of a majority of Directors/ Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreements provide that the investment adviser has no liability to the funds for its acts or omissions in the performance of its obligations to the funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the funds' executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the funds' offices. The funds pay all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to their shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the funds' plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Non-interested Directors/Trustees;
association dues; costs of stationery and forms prepared exclusively for the funds; and costs of assembling and storing shareholder account data.

THE TAX-EXEMPT BOND FUND OF AMERICA: The investment adviser receives a monthly fee based on the following rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.13                   6,000,000,000
------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 35

The Agreement also provides for fees based on monthly gross investment income at the following rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------

Assuming net assets of $4.2 billion and gross investment income levels of 3%,
4%, 5%, 6% and 7%, management fees would be 0.26%, 0.28%, 0.30%, 0.32% and
0.34%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

For the fiscal year ended August 31, 2005, the investment adviser was entitled to receive from the fund management fees of $11,108,000. As a result of the management fee waiver described below, for the year ended August 31, 2005, the fee shown on the accompanying financial statements of $11,108,000 was reduced by
$797,000 to $10,311,000. For the fiscal years ended August 31, 2004 and 2003, management fees paid by the fund amounted to $10,420,000 and $9,983,000, respectively.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND: The investment adviser receives a monthly fee based on the following rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 36

Assuming net assets of $1.6 billion and gross investment income levels of 3%,
4%, 5%, 6% and 7%, management fees would be 0.29%, 0.31%, 0.34%, 0.36% and
0.39%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original issue discount as defined for federal income tax purposes.

For the fiscal year ended July 31, 2005, the investment adviser was entitled to receive from the fund management fees of $5,087,000. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $5,087,000 was reduced by
$324,000 to $4,763,000. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the fund amounted to $4,498,000 and $3,880,000, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA: The investment adviser receives a monthly fee based on the following rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.18                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.15                   1,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following rates:

                        Monthly gross investment income

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         3.00%                   $        0                 $3,333,333
------------------------------------------------------------------------------
         2.50                     3,333,333
------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 37

Assuming net assets of $1.1 billion and gross income levels of 2%, 3%, 4%, 5%
and 6%, management fees would be 0.24%, 0.27%, 0.30%, 0.33% and 0.35%, respectively. For the purposes of such computations under the Agreement, the fund's gross investment income shall be determined in accordance with generally accepted accounting principles and does not reflect any net realized gains or losses on the sale of portfolio securities but does include original issue discount as defined for federal income tax purposes.

For the fiscal year ended July 31, 2005, the investment adviser was entitled to receive from the fund management fees of $3,251,000. As a result of the management fee waiver described below, for the year ended July 31, 2005, the fee shown on the accompanying financial statements of $3,251,000 was reduced by
$204,000 to $3,047,000. For the fiscal years ended July 31, 2004 and 2003, management fees paid by the fund amounted to $3,030,000 and $2,321,000, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

THE TAX-EXEMPT FUND OF CALIFORNIA: The investment adviser receives a monthly fee based on the following rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.50                       3,333,333
-----------------------------------------------------------------------------------

Assuming net assets of $1.0 billion and gross investment income levels of 3%,
4%, 5%, 6% and 7% management fees would be 0.30%, 0.33%, 0.36%, 0.38% and 0.41%, respectively.

                       Tax-Exempt Income Funds -- Page 38

For the fiscal year ended August 31, 2005, the investment adviser was entitled to receive from the fund management fees of $2,988,000. As a result of the management fee waiver described below, for the year ended August 31, 2005, the fee shown on the accompanying financial statements of $2,988,000 was reduced by
$218,000 to $2,770,000. For the fiscal years ended August 31, 2004 and 2003, management fees paid by the fund amounted to $2,486,000 and $2,349,000, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

FEE WAIVER: For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreements. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the funds.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between each fund and the investment adviser relating to the funds' Class C, F and R-5 shares will continue in effect until
May 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors/Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the
1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors/ Trustees who are not interested persons of such fund. The investment adviser has the right to terminate the
Administrative Agreement upon 60 days' written notice to the relevant fund. The
Administrative Agreement automatically terminates in the event of its assignment
(as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the funds' Class
C, F and R-5 shares. The investment adviser contracts with third parties, including American Funds Service Company, the funds' Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the funds' applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between

                       Tax-Exempt Income Funds -- Page 39

each fund and American Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes.
Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the funds. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets of
Class R-5 shares. This fee is subject to the same uses and limitations described above.

During the 2005 fiscal years, administrative services fees were:

                                                       ADMINISTRATIVE
                                                        SERVICES FEE
-----------------------------------------------------------------------

         TEBF                    CLASS C                $212,000
                                 CLASS F                 238,000
                                CLASS R-5                 56,000
                         -------------------------
         AHIM                    CLASS C                 129,000
                                 CLASS F                 102,000
                                CLASS R-5                 28,000
                         -------------------------
         LTEX                    CLASS C                 161,000
                                 CLASS F                  56,000
                                CLASS R-5                 52,000
                         -------------------------
         TEFCA                   CLASS C                  86,000
                                 CLASS F                  37,000
                                CLASS R-5                 24,000
--------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of each fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of each fund's shares.
For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by each fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares.
Each fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges

                       Tax-Exempt Income Funds -- Page 40

that apply during the first year after purchase. Each fund pays the Principal
Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, each fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                              COMMISSIONS,              ALLOWANCE OR
                                                                REVENUE                 COMPENSATION
                                           FISCAL YEAR      OR FEES RETAINED             TO DEALERS
------------------------------------------------------------------------------------------------------------

                 CLASS A
                                              2005             TEBF  $1,954,000          TEBF    $7,543,000
                                                               AHIM     977,000          AHIM     3,723,000
                                                               LTEX     412,000          LTEX     1,551,000
                                                              TEFCA     635,000         TEFCA     2,453,000
                                              2004             TEBF   1,575,000          TEBF     6,044,000
                                                               AHIM     837,000          AHIM     3,260,000
                                                               LTEX     521,000          LTEX     2,023,000
                                                              TEFCA     374,000         TEFCA     1,423,000
                                              2003             TEBF   1,732,000          TEBF     6,601,000
                                                               AHIM     777,000          AHIM     2,958,000
                                                               LTEX     759,000          LTEX     2,941,000
                                                              TEFCA     398,000         TEFCA     1,501,000
------------------------------------------------------------------------------------------------------------
                 CLASS B
                                              2005             TEBF      54,000          TEBF       368,000
                                                               AHIM      43,000          AHIM       272,000
                                                               LTEX      17,000          LTEX        95,000
                                                              TEFCA      14,000         TEFCA        97,000
                                              2004             TEBF     109,000          TEBF       625,000
                                                               AHIM      79,000          AHIM       487,000
                                                               LTEX      71,000          LTEX       302,000
                                                              TEFCA      26,000         TEFCA       163,000
                                              2003             TEBF     315,000          TEBF     1,674,000
                                                               AHIM     164,000          AHIM       962,000
                                                               LTEX     226,000          LTEX     1,394,000
                                                              TEFCA      62,000         TEFCA       339,000
------------------------------------------------------------------------------------------------------------
                 CLASS C                      2005             TEBF  $       --          TEBF       514,000
                                                               AHIM          --          AHIM       293,000
                                                               LTEX      37,000          LTEX       204,000
                                                              TEFCA          --         TEFCA       317,000

                                              2004             TEBF     102,000          TEBF       381,000
                                                               AHIM      38,000          AHIM       288,000
                                                               LTEX     193,000          LTEX       321,000
                                                              TEFCA      26,000         TEFCA       194,000
                                              2003             TEBF     139,000          TEBF       568,000
                                                               AHIM          --          AHIM       321,000
                                                               LTEX       5,000          LTEX       692,000
                                                              TEFCA       6,000         TEFCA       233,000
------------------------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 41

Each fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full Boards of Directors/Trustees and separately by a majority of the
Directors/Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the
Principal Underwriting Agreements. Potential benefits of the Plans to the funds include quality shareholder services; savings to the funds in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of Directors/Trustees who are not
"interested persons" of the fund are committed to the discretion of the
Directors/Trustees who are not "interested persons" during the existence of the
Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Boards of Directors/Trustees.

Under the Plans, each fund may annually expend: (a) for Class A shares, up to
0.25% (up to 0.30% in the case of AHIM and LTEX) of its average daily net assets attributable to Class A shares, (b) for Class B shares, up to 1.00% of its average daily net assets attributable to Class B shares, (c) for Class C shares, up to 1.00% of its average daily net assets attributable to Class C shares, and
(d) for Class F shares, up to 0.50% of its average daily net assets attributable to Class F shares, to finance any activity primarily intended to result in the sale of fund shares, provided each fund's Board of Directors/Trustees has approved the category of expenses for which payment is being made. The funds have not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.

For Class A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) up to the amount allowable under each fund's Class A
12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more

                       Tax-Exempt Income Funds -- Page 42

purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of the funds' most recent fiscal year, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $3,721,000 or 0.10% of Class A net assets for TEBF, $1,513,000 or 0.18%
of Class A net assets for LTEX and $458,000 or 0.05% of Class A net assets for
TEFCA.

For Class B shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.

During the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                                   12B-1 UNPAID LIABILITY
                                          12B-1 EXPENSES                 OUTSTANDING
----------------------------------------------------------------------------------------------

             CLASS A                      TEBF    $8,212,000           TEBF     $1,418,000
                                          AHIM     3,725,000           AHIM        450,000
                                          LTEX     2,503,000           LTEX        246,000
                                         TEFCA     1,770,000          TEFCA        291,000

----------------------------------------------------------------------------------------------
             CLASS B                      TEBF     1,189,000           TEBF        139,000
                                          AHIM       634,000           AHIM         68,000
                                          LTEX       520,000           LTEX         51,000
                                         TEFCA       234,000          TEFCA         26,000

----------------------------------------------------------------------------------------------
             CLASS C                      TEBF     1,466,000           TEBF        296,000
                                          AHIM       811,000           AHIM        141,000
                                          LTEX     1,057,000           LTEX        160,000
                                         TEFCA       616,000          TEFCA        117,000

----------------------------------------------------------------------------------------------
             CLASS F                      TEBF       406,000           TEBF        128,000
                                          AHIM       162,000           AHIM         34,000
                                          LTEX        92,000           LTEX         16,000
                                         TEFCA        64,000          TEFCA         22,000

----------------------------------------------------------------------------------------------

                       Tax-Exempt Income Funds -- Page 43

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                       Tax-Exempt Income Funds -- Page 44

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the funds' portfolio transactions. Portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

THE TAX-EXEMPT BOND FUND OF AMERICA -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the 2005, 2004 and 2003 fiscal years amounted to $2,539,000, 1,198,000 and $2,367,000, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased between the 2004 and 2005 fiscal years, resulting in an increase in brokerage commissions/concessions paid on portfolio transactions.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the
2005, 2004 and 2003 fiscal years amounted to $1,139,000, $876,000 and
$1,006,000, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased between the 2004 and 2005 fiscal years, resulting in an increase in brokerage commissions/concessions paid on portfolio transactions.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the
2005, 2004 and 2003 fiscal years amounted to $347,000, $459,000 and $1,483,000, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity decreased between the 2003 and 2005 fiscal years, resulting in a decrease in brokerage commissions/concessions paid on portfolio transactions.

                       Tax-Exempt Income Funds -- Page 45

THE TAX-EXEMPT FUND OF CALIFORNIA -- Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2005, 2004 and 2003 fiscal years amounted to $1,198,000,
$420,000 and $461,000, respectively. With respect to fixed income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased between the 2003 and 2005 fiscal years, resulting in an increase in brokerage commissions/concessions paid on portfolio transactions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The funds' investment adviser, on behalf of the funds, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the funds' Board of Directors/Trustees and compliance will be periodically assessed by the Board in connection with reporting from the funds' Chief Compliance Officer.

Under these policies and procedures, each fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the funds (including the funds' Board members and officers, and certain personnel of the funds' investment adviser and its affiliates) and certain service providers (such as the funds' custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the
American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the funds nor their investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose the funds' portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the funds' investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds' portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                       Tax-Exempt Income Funds -- Page 46

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the funds or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the funds after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the funds. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock
Exchange is currently closed on weekends and on the following holidays: New
Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial
Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the funds has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The

                       Tax-Exempt Income Funds -- Page 47

funds' investment adviser performs certain checks on these prices prior to the funds' net asset values being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the funds'
shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the funds' Board. Subject to Board oversight, the funds' Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the funds' investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the funds might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                       Tax-Exempt Income Funds -- Page 48

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

To avoid federal excise taxes, the Code requires each fund to distribute by
December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.

Interest on the municipal securities purchased by each fund is believed to be free from regular federal income tax based on opinions issued by bond counsel.
However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion. In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends derived from this interest may be taxable to you, and you may need to file an amended tax return.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, each fund qualifies to pay exempt-interest dividends to shareholders. These dividends
     ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

     CAPITAL GAIN DISTRIBUTIONS -- Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
     Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in each fund.

     A portion of the gain on municipal bonds purchased at market discount after
     April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

SHAREHOLDER TAXATION -- Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.

                       Tax-Exempt Income Funds -- Page 49

Distributions by each fund result in a reduction in the net asset value of each fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by each fund on those shares.

If a shareholder exchanges or otherwise disposes of shares of a fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

Each fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of each fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of each fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Each fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and

                       Tax-Exempt Income Funds -- Page 50

capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.
Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                       Tax-Exempt Income Funds -- Page 51

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the funds directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of a fund without the consent of a majority of the fund's
Board.

The funds and the Principal Underwriter reserve the right to reject any purchase order. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions. Tax-exempt funds in general should not serve as retirement plan investments.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 for TEBF, AHIM and LTEX and $1,000 for TEFCA may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250
(or $1,000 in the case of TEFCA) within five months of account establishment.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

                       Tax-Exempt Income Funds -- Page 52

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the funds' distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the funds' "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class B and C shares automatically convert to Class A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a

                       Tax-Exempt Income Funds -- Page 53

     Class A sales charge if you notify American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons--

                       Tax-Exempt Income Funds -- Page 54

          in-law and daughters-in-law, and (c) parents-in-law, if the Eligible
          Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)   insurance company separate accounts;

     (6)
          accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)
          an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program.
     The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m.
     Central time. The funds' Board has determined that it would be in the best interests of the funds and their shareholders and desirable to have the funds participate in the program.

                       Tax-Exempt Income Funds -- Page 55

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the funds' IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by each fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                       Tax-Exempt Income Funds -- Page 56

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The market value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the
     Statement period, and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the
     Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica/(R)/ accounts invested in American Funds other than the funds, which will be aggregated at the account owner level. (Class
          529-E accounts may only be aggregated with an eligible employer plan.
          For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.)
          CollegeAmerica is sponsored by and is a registered trademark of the
          Virginia College Savings Plan,/SM/ an agency of the Commonwealth of
          Virginia.

                       Tax-Exempt Income Funds -- Page 57

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

                       Tax-Exempt Income Funds -- Page 58

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                       Tax-Exempt Income Funds -- Page 59

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.

                       Tax-Exempt Income Funds -- Page 60

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same class at net asset value, subject to the following conditions:

(a)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The
American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at

                       Tax-Exempt Income Funds -- Page 61

least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares
(up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       Tax-Exempt Income Funds -- Page 62

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) for American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

REDEMPTION OF SHARES -- The funds' Articles of Incorporation or Declarations of
Trust permit the funds to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in each fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors/Trustees of the funds may from time to time adopt.

While payment of redemptions normally will be in cash, TEBF's and AHIM's
Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of each fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless  you request them by contacting the Transfer Agent.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds'
portfolios, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY
10017-2070, as Custodian. If a fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or
non-U.S. branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee by TEBF, AHIM, LTEX and TEFCA of $743,000,
$364,000, $178,000 and $125,000, respectively, for Class A shares, and $33,000,
$23,000, $15,000 and $6,000, respectively, for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the funds as disclosed in the prospectus.

                       Tax-Exempt Income Funds -- Page 63

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the independent registered public accounting firm for TEBF, AHIM and LTEX. Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, CA 92626, serves as the independent registered public accounting firm for TEFCA. Each firm provides audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual reports have been so included in reliance on the reports of PricewaterhouseCoopers LLP and Deloitte & Touche LLP,
independent registered public accounting firms, given on the authority of said firms as experts in accounting and auditing. The selection of the funds'
independent registered public accounting firm is reviewed and determined annually by the Board of Directors/Trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the funds and for
Non-interested Directors/ Trustees in their capacities as such. Certain legal matters in connection with the capital shares and shares of beneficial interest offered by the prospectus have been passed upon for the funds by Paul, Hastings,
Janofsky & Walker LLP. Counsel does not provide legal services to the funds'
investment adviser or any of its affiliated companies. A determination with respect to the independence of the funds' "independent legal counsel" will be made at least annually by the Non-interested Directors/Trustees of the funds, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- TEBF's and TEFCA's
fiscal year ends on August 31. AHIM's and LTEX's fiscal year ends on July 31.
Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. TEBF's, AHIM's and LTEX's annual financial statements are audited by the funds' independent registered public accounting firm,
PricewaterhouseCoopers LLP and TEFCA's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche
LLP. In addition, shareholders may also receive proxy statements for the funds.
In an effort to reduce the volume of mail shareholders receive from the funds when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The funds and Capital Research and Management Company and its affiliated companies, including each fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which each fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

                       Tax-Exempt Income Funds -- Page 64

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the funds or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the funds is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central
District of California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under
"American Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the reports of independent registered public accounting firms contained in the annual reports are included in this statement of additional information. The following information is not included in the annual report:

THE TAX-EXEMPT BOND FUND OF AMERICA

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $12.60
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.09

                       Tax-Exempt Income Funds -- Page 65

[logo - American Funds(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM)
Investment portfolio

July 31, 2005

                                                                                                   Principal amount    Market value
Bonds & notes -- 97.02%                                                                                       (000)           (000)

ALABAMA -- 0.42%
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2001, 5.25% 2006                      $1,000        $  1,021
Industrial Dev. Board of the City of Butler, Pollution Control Rev. Ref. Bonds
   (James River Project), Series 1993, 5.50% 2005                                                             1,000           1,005
Industrial Dev. Board of the City of Selma, Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2003-A, 4.75% 2011                                              2,500           2,606
                                                                                                                              4,632

ALASKA -- 1.55%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT,
   MBIA insured, 5.50% 2009                                                                                   1,685           1,805
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2000, 5.60% 2010         1,000           1,073
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 4.75% 2015         1,955           1,985
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021        6,365           6,554
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured, 4.00% 2011                       1,000           1,022
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010                    2,140           2,329
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004-A-3, AMT, 5.25% 2011                             2,000           2,148
                                                                                                                             16,916

ARIZONA -- 0.78%
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds
   (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011                                      1,345           1,442
Industrial Dev. Auth. of the County of Yavapai, Solid Waste Disposal Rev. Bonds
   (Waste Management, Inc. Project), Series 2003-A-2, AMT, 4.45% 2028 (put 2008)                              3,750           3,782
Water Infrastructure Fin. Auth., Water Quality Rev. Ref. Bonds, Series 2004-A, 5.00% 2012                     3,000           3,281
                                                                                                                              8,505

CALIFORNIA -- 5.64%
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family
   Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments), Series 2000-A, 5.30% 2008                   2,700           2,839
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego
   Hospital Association), Series 2001-A, 5.25% 2006                                                           1,025           1,047
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.25% 2007                                435             447
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.50% 2007                                510             526
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 4.80% 2006                                                      2,000           2,021
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.00% 2007                                                      1,405           1,439
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.00% 2008                                                      2,455           2,531
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.125% 2013                                                     1,000           1,031
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California
   Presbyterian Homes Obligated Group, Rev. Bonds (Redwood Senior Homes and Services),
   Series 2002, 5.50% 2012                                                                                    1,695           1,803
City of Cathedral, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012         500             500
City of Cathedral, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014         715             715
Econ. Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                                    500             526
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
   Series 2003-B, 5.00% 2011                                                                                  1,000           1,084
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)         1,000           1,026
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West Project),
   Series 1999-A, 6.00% 2009                                                                                    510             536
Joint Powers Health Fncg. Auth., Certs. of Part. (Community Hospitals of Central California Project),
   Series 2001, 4.75% 2007                                                                                    1,005           1,021
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013                           2,550           2,787
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2005-A, AMT, MBIA insured, 5.00% 2014                      2,000           2,156
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
   Social Services Project), Series 2005, AMBAC insured, 5.00% 2013                                           1,900           2,054
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
   Series 2003-A, AMT, 5.00% 2038 (put 2013)                                                                  2,000           2,069
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
   Series 1998-A, AMT, 5.10% 2018 (put 2008)                                                                  4,300           4,440
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (Waste Management, Inc. Project),
   Series 2002-A, AMT, 3.125% 2022 (put 2006)                                                                 2,000           1,990
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
   Series 2003-C, 5.00% 2011                                                                                  1,350           1,449
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
   Series 2004-A, 5.00% 2011                                                                                  1,500         1,610
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2009                             1,000           1,063
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2011                             1,420           1,525
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
   Series 1998-A-1, AMT, 5.05% 2025 (put 2008)                                                                4,000           4,129
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
   (Equity Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)                 1,150           1,212
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
   (Equity Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                               1,500           1,581
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System),
   Series 2005-G, 5.25% 2011                                                                                  2,210           2,386
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2002-D, 4.35% 2036 (put 2007)          220             223
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)        1,000             980
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital),
   Series 2005-A, RADIAN insured, 5.00% 2014                                                                  1,300           1,392
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.70% 2009           1,010           1,051
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010             940             987
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
   Series 2005-B, FGIC insured, 5.00% 2014                                                                    1,000           1,086
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2008                                  2,000           2,121
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2010                                  1,000           1,089
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, FSA insured, 5.25% 2012                     1,000           1,102
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured, 5.25% 2010                    2,000           2,172
                                                                                                                             61,746

COLORADO -- 2.54%
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2001-A, AMT, FGIC insured, 5.50% 2008       2,340           2,491
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2010       2,000           2,127
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2011       2,000           2,132
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012       1,500           1,600
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012                     4,000           4,326
EagleBend Affordable Housing Corp., Rev. Ref. Bonds (Multi-family Housing Project),
   Series 1997-A, 5.75% 2007                                                                                  1,125           1,134
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A, 5.375% 2010                      2,145           2,285
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2001, 5.375% 2010                        2,000           2,167
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2010                       1,500           1,593
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2012                       1,000           1,074
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011             1,450           1,535
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2002, 5.00% 2010                                                                                    1,000           1,048
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2002, 5.00% 2011                                                                                    1,100           1,150
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2004-B, 3.75% 2034 (put 2009)                                                                       1,200           1,187
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds, Series 1998-D-3, 6.125% 2023        870             877
University of Colorado Hospital Auth., Hospital Rev. Ref. Bonds, Series 1997-A, AMBAC insured, 5.50% 2007     1,000           1,054
                                                                                                                             27,780

CONNECTICUT -- 1.19%
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
   Series 2005-A, AMT, MBIA insured, 4.20% 2014                                                               1,000           1,013
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011(1)                         4,000           4,188
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55% 2008(1)                         1,000           1,063
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 2012(1)                         3,400           3,599
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
   Series 2001, 5.375% 2011                                                                                   3,000           3,173
                                                                                                                             13,036

DELAWARE -- 0.19%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project),
   Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)                                                        2,000           2,126

DISTRICT OF COLUMBIA -- 1.24%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010                                     1,000           1,072
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013                                     2,000           2,176
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012                 1,000           1,053
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010                                                     2,500           2,725
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009                                                           695             751
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009 (escrowed to maturity)                                    195             212
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
   Series 1997-A, MBIA insured, 6.00% 2006 (escrowed to maturity)                                             1,000           1,033
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
   Series 1997-A, MBIA insured, 6.00% 2007 (escrowed to maturity)                                             1,250           1,325
Tax Increment Rev. Bonds (Gallery Place Project), Series 2002, FSA insured, 5.25% 2009                        1,570           1,682
Tax Increment Rev. Bonds (Gallery Place Project), Series 2002, FSA insured, 5.25% 2010                        1,400           1,516
                                                                                                                             13,545

FLORIDA -- 3.72%
Broward County Resource Recovery Rev. Ref. Bonds (Wheelabrator North Broward Inc. Project),
   Series 2001-A, 5.50% 2008                                                                                  1,000           1,068
Dade County, Resource Recovery Fac. Rev. Ref. Bonds, Series 1996, AMT, AMBAC insured, 6.00% 2006              3,500           3,620
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
   Series 2003-A, 5.25% 2012                                                                                  1,535           1,679
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
   Obligated Group), Series 2002-B, 5.00% 2010                                                                2,000           2,120
Hillsborough County Aviation Auth., Tampa International Airport Rev. Bonds,
   Series 2003-A, AMT, MBIA insured, 5.25% 2012                                                               1,500           1,629
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
   Series 2003-A, 5.00% 2010                                                                                  2,905           3,077
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
   Series 2003-A, 5.00% 2012                                                                                  2,195           2,334
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.25% 2005                                                    2,185           2,195
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.25% 2007                                                    1,250           1,286
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.50% 2008                                                    1,000           1,042
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.50% 2010                                                    1,200           1,264
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.75% 2012                                                    1,800           1,898
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2009                    3,000           3,206
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2010                    2,000           2,155
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
   Project), Series 2004, AMT, 4.00% 2018 (put 2009)                                                          1,000             990
School Board of Miami-Dade County, Certs. of Part., Series 2003-B, MBIA insured, 5.00% 2031 (put 2011)        2,915           3,117
School Board of Miami-Dade County, Certs. of Part., Series 2003-C, MBIA insured, 5.00% 2027 (put 2008)        1,000           1,049
Palm Beach County, Public Improvement Ref. Rev. Bonds (Convention Center Project), Series 2004,
   FGIC insured, 5.00% 2030 (put 2011)                                                                        4,650           4,951
St. Johns River Power Park System (JEA), Rev. Ref. Bonds, Issue Two, Series Eighteen, 5.00% 2009              1,000           1,066
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev. Bonds,
   Series 2003-B, 5.00% 2008                                                                                  1,015           1,022
                                                                                                                             40,768

GEORGIA -- 0.41%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012                        2,000           2,178
Dev. Auth. of Cartersville, Sewage Facs. Rev. Ref. Bonds (Anheuser-Busch Project),
   Series 1997, AMT, 5.625% 2009                                                                              1,250           1,334
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds (Park at
   Briarcliff Apartments Project), Series 1998-A, 4.55% 2028 (put 2008)                                         995           1,025
                                                                                                                              4,537

IDAHO -- 0.56%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-C-2, AMT,
   FHA insured, 5.25% 2011                                                                                      205             206
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011                   285             286
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012                      495             497
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012                    245             245
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021           785             809
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023        2,045           2,055
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023         1,060           1,039
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023           985           1,015
                                                                                                                              6,152

ILLINOIS -- 5.74%
Chicago Board of Education, Unlimited Tax G.O. Bonds (Dedicated Revenues), Series 2001-C,
   FSA insured, 5.25% 2010                                                                                    1,000           1,091
City of Chicago, O'Hare International Airport, General Airport Rev. Ref. Bonds, Series 2004-B,
   MBIA insured, 5.00% 2007                                                                                   5,000           5,142
City of Chicago, O'Hare International Airport, Passenger Fac. Charge Rev. Bonds, Series 1996-A,
   AMBAC insured, 5.60% 2010                                                                                  3,000           3,094
Chicago Transit Auth., Capital Grant Receipts Rev. Bonds (Federal Transit Admin. Section
   5307 Formula Funds), Series 2004-B, AMBAC insured, 5.00% 2011                                              3,935           4,253
Metropolitan Water Reclamation Dist. of Greater Chicago, G.O. Capital Improvement Bonds,
   Limited Tax Series D of December 2002, 5.00% 2010                                                          2,700           2,913
Community College Dist. No. 502, Counties of DuPage, Cook and Will, G.O. Bonds,
   Series 2003-A, 5.00% 2011                                                                                  1,000           1,085
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00% 2009                            2,000           2,131
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00% 2010                            1,500           1,612
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
   Series 1997, AMT, 5.05% 2010                                                                               2,000           2,076
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds (Field Museum of Natural History),
   Series 2002, 4.05% 2036 (put 2011)                                                                         4,000           4,032
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds (Northwestern University),
   Series 1997, 5.00% 2032 (put 2009)                                                                         2,500           2,653
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
   (University Center Project), Series 2002, 5.25% 2010                                                       1,015           1,060
G.O. Bonds, Illinois FIRST, Series of December 2002, 5.25% 2010                                               2,000           2,182
G.O. Ref. Bonds, Illinois FIRST, Series of August 2002, 5.25% 2008                                            1,000           1,062
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009                                                     1,945           2,077
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009 (preref. 2008)                                      2,055           2,206
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.25% 2005                      1,615           1,617
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.00% 2006                        750             765
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.00% 2006
   (escrowed to maturity)                                                                                       980           1,002
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 5.30% 2008                        2,000           2,115
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)        1,000           1,134
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.10% 2005                 1,815           1,817
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2007                              2,480           2,584
Health Facs. Auth., Rev. Bonds (Highland Park Hospital Project), Series 1997-A,
   FGIC insured, 5.50% 2005                                                                                     765             769
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.25% 2005                                 855             860
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.375% 2006                                900             924
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008                               1,000           1,060
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00% 2007                          3,000           3,107
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25% 2010                          2,000           2,143
Health Facs. Auth., Rev. Ref. Bonds (Northwestern Medical Faculty Foundation, Inc.),
   Series 1998, MBIA insured, 5.25% 2006                                                                      1,810           1,864
Health Facs. Auth., Rev. Ref. Bonds (University of Chicago Hospitals and Health System),
   Series 2003, MBIA insured, 5.00% 2008                                                                      1,000           1,051
Indian Prairie Community, Unit School Dist. No. 204, DuPage and Will Counties, School Building Bonds
   (Naperville/Aurora), Series 1998, 5.25% 2011 (preref. 2008)                                                1,275           1,364
                                                                                                                             62,845

INDIANA -- 2.49%
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC insured, 5.00% 2009                    1,200           1,272
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2011                1,640           1,803
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2008             1,000           1,062
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011             2,000           2,158
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group, Daughters of
   Charity National Health System), Series 1997-D, 5.00% 2026 (preref. 2007)                                  1,390           1,447
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.), Series 1996-A,
   MBIA insured, 5.25% 2008                                                                                   1,000           1,050
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project), Series 2005-A,
   AMBAC insured, 5.00% 2012                                                                                  1,195           1,291
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2008             1,000           1,048
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2009             2,415           2,552
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2010             1,445           1,537
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2011             1,525           1,630
State Revolving Fund Program Bonds, Series 1998-A, 5.00% 2010                                                 3,085           3,251
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011                                                 1,500           1,660
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2011                    2,000           2,160
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2012                    1,000           1,084
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2009                                     1,000           1,064
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2010                                     1,135           1,218
                                                                                                                             27,287

IOWA -- 0.29%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009          1,000           1,073
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2011                                       1,000           1,075
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014                                       1,000           1,066
                                                                                                                              3,214

KANSAS -- 0.23%
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation
   Rev. Ref. Bonds (Redev. Project Area B), 1st Lien Series 2005-B, 3.75% 2012                                1,000           1,003
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation
   Rev. Ref. Bonds (Redev. Project Area B), 1st Lien Series 2005-C, 3.85% 2013                                1,500           1,500
                                                                                                                              2,503

KENTUCKY -- 0.89%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project), Series 1999,
   5.70% 2009 (escrowed to maturity)                                                                          4,150           4,545
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000-A, 6.125% 2010         3,000           3,233
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian
   Regional Healthcare, Inc. Project), Series 1997, 5.40% 2006                                                1,500           1,512
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
   Healthcare, Inc. Project), Series 1997, 5.50% 2007                                                           465             471
                                                                                                                              9,761

LOUISIANA -- 0.42%
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our Lady
   Health System Project), Series 1998-A, FSA insured, 5.50% 2006                                             4,500           4,609

MAINE -- 0.09%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1 (Non-AMT), 4.125% 2010                                1,000           1,029

MARYLAND -- 0.72%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012          2,500           2,509
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010    1,755           1,844
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011    1,775           1,866
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013    1,530           1,607
                                                                                                                              7,826

MASSACHUSETTS -- 2.66%
Educational Fncg. Auth., Education Loan Rev. Ref. Bonds, Issue G, Series 2000-A, AMT,
   MBIA insured, 5.55% 2008                                                                                   1,415           1,470
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013                                           1,000           1,128
G.O. Bonds, Consolidated Loan of 2003, Series A, 5.25% 2013                                                   2,000           2,206
G.O. Bonds, Consolidated Loan of 2004, Series A, 5.00% 2012                                                   2,000           2,171
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2010       1,000           1,069
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2011       1,000           1,075
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012       1,500           1,618
Housing Fin. Agcy., Housing Bonds, Series 2003-D, 4.20% 2010                                                  4,000           4,040
Housing Fin. Agcy., Single-family Housing Notes, Series S, AMT, 4.00% 2007                                    4,750           4,810
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project),
   Series 1998-A, AMT, 5.15% 2007                                                                             1,550           1,591
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014                            5,000           5,578
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 5), Series A,
   MBIA insured, 5.00% 2010                                                                                   1,205           1,292
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 6), Series A,
   MBIA insured, 5.00% 2010                                                                                   1,000           1,073
                                                                                                                             29,121

MICHIGAN -- 4.47%
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
   Series 2002-D, AMT, FGIC insured, 5.25% 2011                                                               3,530           3,814
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT,
   AMBAC insured, 4.45% 2010                                                                                  2,000           2,062
Hospital Fin. Auth., Hospital Rev. Bonds (Henry Ford Health System), Series 1999-A, 5.50% 2008                1,000           1,061
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2010           2,000           2,125
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2011           2,000           2,137
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group),
   Series 1993-A, 6.375% 2009                                                                                 1,015           1,015
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater Detroit), Series 1995, 6.00% 2008      635             633
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group),
   Series 1993-B, AMBAC insured, 5.00% 2006                                                                   1,000           1,012
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital), Series 1984-A,
   AMBAC insured, 6.00% 2011                                                                                  1,250           1,421
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Pontiac Osteopathic), Series 1994-A, 5.375% 2006                 720             723
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sparrow Obligated Group), Series 2001, 5.25% 2009              1,900           2,027
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-A, 5.75% 2007        1,940           2,052
Hospital Fin. Auth., Rev. Bonds (Ascension Health Credit Group), Series 1999-B-3, 5.30% 2033 (put 2006)       5,000           5,154
Hospital Fin. Auth., Rev. Ref. Bonds (Hackley Hospital Obligated Group), Series 1998-A, 4.90% 2007            1,140           1,158
Hospital Fin. Auth., Rev. Ref. Bonds (MidMichigan Obligated Group), Series 1997-A, FSA insured, 5.50% 2007    2,775           2,896
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B, 5.00% 2011                    4,000           4,279
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010                             2,020           2,182
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2003-C, 5.00% 2010                     1,000           1,073
New Center Dev., Inc., Certs. of Part., Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)                    3,000           3,201
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
   Series 2004-G, 5.00% 2011                                                                                  1,395           1,478
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
   Series 2004-G, 5.00% 2013                                                                                  1,040           1,102
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
   AMBAC insured, 5.00% 2010                                                                                  1,110           1,197
State Trunk Line Fund Ref. Bonds, Series 1998-A, 5.25% 2011                                                   1,000           1,099
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
   Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                                         3,000           2,953
Underground Storage, Tank Financial Assurance Auth., Rev. Ref. Bonds,
   Series 1996-I, AMBAC insured, 5.50% 2009 (preref. 2006)                                                    1,075           1,108
                                                                                                                             48,962

MINNESOTA -- 0.34%
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds,
   Series 2003, 5.25% 2010                                                                                    1,050           1,124
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 2000-H, AMT, 4.25% 2006                                980             990
Minneapolis - St. Paul Metropolitan Airports Commission, AMT, AMBAC insured, 5.50% 2008                       1,500           1,577
                                                                                                                              3,691

MISSOURI -- 0.87%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011                   5,255           5,615
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds (John Knox Village),
   Series 2002, 5.75% 2009                                                                                    1,255           1,339
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds (John Knox Village),
   Series 2002, 5.875% 2010                                                                                   1,325           1,443
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
   Series 2003-A, FSA insured, 5.25% 2012                                                                     1,000           1,102
                                                                                                                              9,499

MONTANA -- 0.65%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project),
   Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)                                                  6,825           7,160

NEBRASKA -- 0.50%
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009                       1,045           1,055
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012                      1,155           1,263
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC insured, 5.00% 2015                             2,875           3,150
                                                                                                                              5,468

NEVADA -- 1.12%
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT,
   3.25% 2031 (put 2009)                                                                                      3,000           2,940
Clark County School Dist., G.O. (Limited Tax) Ref. Bonds, Series 2002-A, FSA insured, 5.00% 2010              1,000           1,074
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 1998-A, 6.20% 2009         585             620
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011                                     300             304
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project),
   Series 2003-A, 5.00% 2011                                                                                  3,450           3,598
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project),
   Series 2003-A, 4.50% 2012                                                                                  3,625           3,670
                                                                                                                             12,206

NEW JERSEY -- 5.06%
Certs. of Part., Series 2004-A, 5.00% 2009                                                                    4,000           4,217
Certs. of Part., Series 2004-A, 5.00% 2010                                                                    3,500           3,718
Certs. of Part., Series 2004-A, 5.00% 2012                                                                    3,500           3,743
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.00% 2006      1,275           1,280
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.05% 2007      1,375           1,392
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010                                  3,000           3,083
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012         1,795           1,936
Health Care Facs. Fin. Auth., Rev. and Ref. Bonds, Saint Clare's Hospital, Inc. Issue,
   Series 2004-B, MBIA insured, 5.25% 2013                                                                    4,315           4,758
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019                 780             791
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024               9,545          10,810
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014                                      8,000           8,866
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2008                       2,000           2,098
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2009                       2,000           2,118
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2010                       1,600           1,709
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013         4,410           4,894
                                                                                                                             55,413

NEW MEXICO -- 0.29%
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2009                                                   2,000           2,079
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2010 (preref. 2007)                                    1,000           1,036
                                                                                                                              3,115

NEW YORK -- 9.09%
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series 1997-A, FHA insured, 4.875% 2007          440             441
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
   Series 2003, XLCA insured, 5.25% 2032 (put 2013)                                                           2,000           2,212
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds,
   Series 1997-B, 6.00% 2007                                                                                    990           1,034
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds,
   Series 1997-B, 6.00% 2007 (escrowed to maturity)                                                              10              10
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012       1,175           1,256
Dormitory Auth., Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical Center),
   Series 1998-H, 5.125% 2008                                                                                 1,000           1,048
Dormitory Auth., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing), Series 2003-A, 5.00% 2012     3,500           3,805
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
   Series 2002-B, 5.25% 2023 (put 2012)                                                                      12,625          13,745
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2006                   5,450           5,640
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2007                   1,000           1,036
Local Government Assistance Corp. (A Public Benefit Corp.), Subordinate Lien Ref. Bonds,
   Series 2003-A-2, 5.00% 2010                                                                                1,500           1,607
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2006                        2,000           2,058
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2008                        1,615           1,696
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2010                        3,000           3,200
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2011                        2,000           2,143
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, 5.00% 2012               1,000           1,076
City of New York, G.O. Bonds, Fiscal 1997 Series L, 5.625% 2007                                               1,000           1,050
City of New York, G.O. Bonds, Fiscal 2001 Series B, 4.90% 2009                                                1,000           1,058
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010                                                1,000           1,091
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009                                                1,000           1,079
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2010                                                1,000           1,069
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008                                                  890             943
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008 (escrowed to maturity)                           110             117
City of New York, G.O. Bonds, Fiscal 2003 Series A, 5.125% 2010                                               2,000           2,149
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012                                                3,000           3,138
City of New York, G.O. Bonds, Fiscal 2005 Series H, 5.00% 2011                                                1,250           1,342
City of New York, G.O. Bonds, Fiscal 2005 Series J, 5.00% 2013                                                1,000           1,077
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50% 2026              11,000          12,131
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2008                        4,260           4,480
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2009                        4,000           4,240
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2002, 5.25% 2010                       2,000           2,159
Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation), Series 2002-A, 5.25% 2010               1,500           1,624
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2008                          2,000           2,097
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2009                          2,000           2,121
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2010                          2,000           2,141
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.00% 2009                        2,000           2,139
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.00% 2010                        3,000           3,237
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
   Series 2002-A, 5.00% 2017 (put 2011)                                                                       4,000           4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
   Series 2002-A, 5.50% 2017 (put 2011)                                                                       2,500           2,721
                                                                                                                             99,466

NORTH CAROLINA -- 3.55%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured, 5.125% 2009                          1,035           1,096
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.00% 2008                        1,950           2,106
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009                       1,750           1,888
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C, 5.50% 2007                        3,800           3,914
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2010                        1,500           1,606
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011                        1,000           1,078
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012                        2,155           2,342
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D, 5.375% 2010                       2,250           2,397
G.O. Bonds, Certs. of Part. (Repair and Renovation Project), Series 2004-B, 5.00% 2011                        1,000           1,080
Infrastructure Fin. Corp., Certs. of Part. (2005 Capital Improvements), Series 2005-A, 5.00% 2013             3,005           3,261
Infrastructure Fin. Corp., Lease-Purchase Rev. Bonds (North Carolina Correctional Facs.
   Projects), Series 2003, 4.50% 2007                                                                         2,000           2,067
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, MBIA insured, 6.00% 2010               3,000           3,325
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, MBIA insured, 5.125% 2011            2,750           2,884
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2009                           1,660           1,822
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010                          2,500           2,812
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012                           2,500           2,748
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013                           2,250           2,485
                                                                                                                             38,911

OHIO -- 2.16%
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)           2,000           2,063
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)           2,000           2,086
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital),
   Series 1998, ASSET GUARANTY insured, RADIAN insured, 4.70% 2008                                            1,155           1,195
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.00% 2010         1,945           2,060
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011         2,040           2,224
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012         2,150           2,360
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
   Series 2001-A, 5.25% 2009                                                                                  1,170           1,250
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
   Series 2001-A, 5.25% 2010                                                                                  2,275           2,449
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group),
   Series 2005-B, AMBAC insured, 5.00% 2011                                                                   2,000           2,147
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group),
   Series 2005-B, AMBAC insured, 5.00% 2012                                                                   2,560           2,757
County of Montgomery, Rev. Bonds (Catholic Health Initiatives), Series 2001, 4.00% 2005                       2,000           2,002
Student Loan Funding Corp. (Cincinnati), Student Loan Rev. Bonds,
   Series 1988-B-3, AMT, AMBAC insured, 5.125% 2005                                                           1,000           1,008
                                                                                                                             23,601

OKLAHOMA -- 0.12%
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS
   Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and
   INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured, 6.00% 2009                                     1,240           1,361

OREGON -- 0.20%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties, G.O. Bonds, Series 1999,
   5.25% 2010 (preref. 2009)                                                                                  2,000           2,152

PENNSYLVANIA -- 1.53%
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds,
   Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)                                                3,500           3,764
Erie County Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2002-A, 4.90% 2009                                              4,000           4,235
Higher Educational Facs. Auth. (Commonwealth of Pennsylvania), Health System Rev. Bonds
   (University of Pennsylvania), Series 2005-A, AMBAC insured, 5.00% 2014                                     2,000           2,185
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012                          910             927
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia Airport System Project),
   Series 1998-A, AMT, FGIC insured, 5.25% 2009                                                               3,410           3,606
Westmoreland County Industrial Dev. Auth., Rev. Bonds (National Waste and Energy Corp.;
   Valley Landfill Expansion Project), Series 1993, AMT, 5.10% 2018 (put 2009)                                2,000           2,068
                                                                                                                             16,785

PUERTO RICO -- 1.41%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)          3,205           3,412
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)                      3,000           3,304
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)                     6,000           6,593
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)       1,000           1,094
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                                      1,000           1,044
                                                                                                                             15,447

RHODE ISLAND -- 0.23%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
   Series 2002, 5.75% 2009                                                                                    1,340           1,438
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
   Series 2002, 5.75% 2010                                                                                    1,020           1,107
                                                                                                                              2,545

SOUTH CAROLINA -- 0.56%
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co. Projects),
   Series 1999-A, 5.125% 2012                                                                                 2,500           2,649
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA insured, 5.875% 2009                 820             857
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds, Series 2001-B, 6.00% 2022    1,500           1,599
York County Pollution Control Facs., Rev. Bonds (Bowater Inc. Project), Series 1990, AMT, 7.625% 2006         1,000           1,018
                                                                                                                              6,123

SOUTH DAKOTA -- 0.54%
Education Loans Incorporated, Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010        3,500           3,670
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2001-C, 4.55% 2010                                     975           1,019
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009                            1,135           1,170
                                                                                                                              5,859

TENNESSEE -- 2.10%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.),
   Series 2001, 5.00% 2009                                                                                    7,490           7,866
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist
   Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)                                                8,500           8,904
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
   (Wellmont Health System Project), Series 2002, 5.50% 2006                                                  1,475           1,502
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
   (Wellmont Health System Project), Series 2002, 5.75% 2007                                                  1,555           1,615
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
   (Wellmont Health System Project), Series 2003, 5.00% 2007                                                  1,000           1,023
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
   (Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009                                  2,000           2,112
                                                                                                                             23,022

TEXAS -- 17.98%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest
   Products Corp. Project), Series 1991, 5.65% 2012                                                           5,350           5,571
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2003, 5.00% 2011       1,220           1,319
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2003, 5.00% 2012       1,000           1,087
City of Austin, Public Improvement Bonds, 5.75% 2011 (preref. 2009)                                           1,500           1,647
City of Austin, Public Improvement Bonds, Series 2001, 5.00% 2010                                             2,000           2,155
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc.
   Obligated Group Project), Series 1998, 5.00% 2005                                                          1,330           1,337
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc.
   Obligated Group Project), Series 1998, 5.00% 2007                                                          1,470           1,516
Bexar County, Rev. Bonds (Tax-Exempt Venue Project), Series 2000, MBIA insured, 5.50% 2009                    2,000           2,166
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas Utilities Electric Co.
   Project), Series 1994-B, AMT, 5.40% 2029 (put 2006)                                                        1,000           1,016
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-C, AMT, 5.75% 2036 (put 2011)                                                                  4,550           4,865
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev. Bonds (Dow
   Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)                                         6,450           6,728
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-A, 5.50% 2022 (put 2011)                                                                       2,000           2,125
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-B, AMT, 5.75% 2030 (put 2011)                                                                  4,675           5,014
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply
   Project), Series 2005, AMBAC insured, 5.00% 2014                                                           2,045           2,227
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC insured, 0%/4.20% 2015(2)                1,700           1,180
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                                      1,000           1,086
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and Marketing Co.
   Project), Series 1997-D, AMT, 5.125% 2009                                                                  1,000           1,059
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and Schoolhouse Bonds,
   Series 2001, 5.25% 2011                                                                                    2,000           2,179
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds,
   Series 1998, 5.00% 2012                                                                                    1,010           1,056
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds,
   Series 1998, 5.00% 2012 (preref. 2008)                                                                       990           1,038
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev.
   Ref. Bonds, Series 1998, 5.125% 2010                                                                       1,490           1,612
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev.
   Ref. Bonds, Series 1998, 5.00% 2011                                                                        1,800           1,911
Dallas Independent School Dist. (Dallas County), Unlimited Tax Ref. Bonds (Delayed Delivery),
   Series 2005, 5.25% 2010                                                                                    1,000           1,086
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014            1,000           1,089
City of Fort Worth (Tarrant and Denton Counties), General Purpose Ref. Bonds, Series 2002, 5.00% 2010         1,000           1,070
City of Fort Worth (Tarrant and Denton Counties), Water and Sewer System Rev. Ref. and Improvement
   Bonds, Series 2003, 5.00% 2011                                                                             1,000           1,077
Fort Worth Independent School Dist. (Tarrant County), School Building Unlimited Tax Bonds,
   Series 2001-A, 5.00% 2011                                                                                  3,560           3,834
G.O. Bonds, Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2011                              2,205           2,389
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste Management of Texas, Inc.
   Denton County Project), Series 2003-B, AMT, 3.50% 2028 (put 2007)                                          1,000             993
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2011                                                                                  1,500           1,613
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2012                                                                                  1,750           1,888
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2013                                                                                  1,000           1,078
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Hospital System Project),
   Series 1998, FSA insured, 5.25% 2008                                                                       1,000           1,055
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
   Series 1997-A, MBIA insured, 6.00% 2009                                                                    3,215           3,516
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
   Series 1997-A, MBIA insured, 6.00% 2010                                                                    1,500           1,665
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
   Series 2001-A, 5.50% 2010                                                                                  1,705           1,833
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
   Series 2001-A, 5.50% 2011                                                                                  1,000           1,085
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2009      700             732
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2010      735             774
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2011      770             814
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2012      810             860
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                              1,585           1,725
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                                  4,645           5,008
Harris County, Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2011                                2,000           2,169
Harris County, Tax and Subordinate Lien Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)    9,250           9,936
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2009     2,500           2,641
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012     2,915           3,078
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-B, FSA insured, 5.25% 2011           2,000           2,184
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast Texas, FHA insured
   Mortgage Rev. Bonds, Series 2001, AMBAC insured, 4.50% 2010                                                1,000           1,044
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School
   Building Bonds, Series 2002-A, 5.25% 2011                                                                  1,000           1,089
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010                            1,500           1,608
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2006                                                                                    3,000           3,058
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2009                                                                                      960           1,026
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2010                                                                                    1,140           1,232
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002-A, 5.00% 2008                                                                                  1,635           1,714
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Children's Medical Center of Dallas Project),
   AMBAC insured, 5.00% 2009                                                                                  1,100           1,167
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, AMBAC insured, 5.00% 2038 (put 2008)     1,000           1,052
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, FSA insured, 5.00% 2018 (put 2008)       1,000           1,050
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010          3,300           3,555
Plano Independent School Dist. (Collin County, Texas), Unlimited Tax School Building and Ref. Bonds,
   Series 2001, 5.00% 2011                                                                                    1,000           1,077
Public Fin. Auth., G.O. Ref. Bonds, Series 1997, 5.25% 2011                                                   2,000           2,108
Public Fin. Auth., G.O. Ref. Bonds, Series 2002, 5.25% 2007                                                   1,500           1,572
Public Fin. Auth., G.O. Ref. Bonds, Series 2003, 5.00% 2010                                                   1,100           1,184
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013                                              4,250           4,640
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
   Series 2002-A, 5.50% 2010                                                                                  4,740           5,160
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
   Series 2002-B, RADIAN insured, 5.00% 2009                                                                  5,200           5,486
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2009        1,000           1,071
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2010        1,000           1,081
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series 1998, 5.00% 2009               1,985           2,070
City of San Antonio, General Improvement and Ref. Bonds, Series 1998, 5.00% 2009 (preref. 2008)                  15              16
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.00% 2010                              2,000           2,138
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                          2,950           3,187
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)      50              54
City of San Antonio, Electric and Gas Rev. Ref. Bonds (Forward Delivery), New Series 2003, 5.25% 2011         1,000           1,089
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011                    1,555           1,622
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011 (preref. 2007)     1,945           2,034
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.25% 2011                    4,500           4,901
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014                  1,500           1,660
City of San Antonio, Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds,
   Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)                                                        4,000           4,211
Socorro Independent School Dist. (El Paso County), Unlimited Tax School Building Ref. Bonds,
   Series 2001, 5.00% 2009                                                                                    1,255           1,337
Tarrant County Health Facs. Dev. Corp., Health Resources System Rev. Bonds,
   Series 1997-A, MBIA insured, 5.50% 2007                                                                    1,000           1,037
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev. Ref. and
   Improvement Bonds, Series 2002, FSA insured, 5.00% 2010                                                    2,000           2,140
Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, 5.10% 2010 (preref. 2009)       2,000           2,139
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds,
   Series 2002, FSA insured, 5.00% 2010                                                                       1,400           1,498
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes, Series 2002, 5.00% 2008         7,000           7,359
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 1996-B,
   5.00% 2011 (preref. 2006)                                                                                  1,000           1,043
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2001-B, 5.00% 2011        1,150           1,246
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2003-A, 5.00% 2009        1,000           1,067
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2003-B, 5.25% 2010        1,500           1,633
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2012   1,000           1,104
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003,
   MBIA insured, 5.00% 2010                                                                                   2,040           2,182
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003,
   MBIA insured, 5.00% 2011                                                                                   3,715           3,993
                                                                                                                            196,820

UTAH -- 0.37%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018                      1,760           1,824
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018                        865             890
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019                        895             907
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue D-2, AMT, FHA insured, 5.25% 2012                                                                  85              86
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue E-1, AMT, FHA insured, 5.25% 2012                                                                  95              97
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue F-2, AMT, FHA insured, 4.25% 2008                                                                 255             256
                                                                                                                              4,060

VIRGIN ISLANDS -- 0.46%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.20% 2010     4,765           5,011

VIRGINIA -- 2.02%
Capital Region Airport Commission, Rev. Ref. Bonds, Series 2004-A, FSA insured, 5.00% 2011                    1,335           1,439
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured,
   6.10% 2011                                                                                                 5,000           5,577
Housing Dev. Auth., Rental Housing Bonds, Series 2000-D, AMT, 5.50% 2008                                      1,070           1,108
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode Solid
   Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)                2,000           2,205
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2010                 2,000           2,142
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011                 4,345           4,680
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012                 1,000           1,080
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2004-B, AMT, 5.00% 2010             1,035           1,111
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2004-B, AMT, 5.00% 2012             1,140           1,232
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.25% 2019                1,500           1,555
                                                                                                                             22,129

WASHINGTON -- 7.02%
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds, Series 2002,
   FSA insured, 5.00% 2011                                                                                    1,000           1,085
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power
   Administration), Series 2003, 5.00% 2010                                                                   1,240           1,333
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power
   Administration), Series 2003, 5.00% 2011                                                                   1,000           1,081
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2012             3,500           3,899
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008             2,000           2,118
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1997-B, 5.50% 2006                1,000           1,025
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1998-A, 5.00% 2012                4,000           4,252
Energy Northwest, Rev. Ref. Bonds (Wind Project), Series 2005, MBIA insured, 5.00% 2011                       1,000           1,079
G.O. Bonds and Motor Vehicle Fuel Tax G.O. Bonds, Series A, 5.375% 2007                                       3,000           3,073
G.O. Bonds, Series 1999-S-1, 5.00% 2012                                                                       4,700           4,946
Various Purpose G.O. Bonds, Series 1999-A, 5.25% 2010                                                         1,000           1,055
Various Purpose G.O. Bonds, Series 2000-B, 6.00% 2010                                                         1,130           1,252
Grays Harbor County, Public Utility Dist. No. 1, Electric Rev. Bonds, Series 2001,
   AMBAC insured, 5.00% 2009                                                                                  1,295           1,370
Health Care Facs. Auth., Rev. Bonds (Virginia Mason Medical Center), Series 1997-A,
   MBIA insured, 6.00% 2006                                                                                   1,000           1,032
Higher Education Facs. Auth., Rev. and Rev. Ref. Bonds (Gonzaga University Project),
   Series 1998, MBIA insured, 4.80% 2009                                                                      1,000           1,054
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417),
   FSA insured, 5.00% 2010                                                                                    1,275           1,375
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417),
   FSA insured, 5.00% 2011                                                                                    1,900           2,060
King County, Limited Tax G.O. Bonds (Baseball Stadium), Series 1997-D, 5.60% 2009                             2,000           2,153
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009                                     550             555
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009 (preref. 2006)                      780             788
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2010                                    2,000           2,157
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011                                    2,895           3,151
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds, Series 2005,
   FSA insured, 5.00% 2013                                                                                    1,000           1,091
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 3), Series 1997-A,
   FSA insured, 5.10% 2010                                                                                    1,000           1,057
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project),
   Series 2003, XLCA insured, 5.00% 2011                                                                      2,000           2,151
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2009                                                                     1,000           1,079
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2010                                                                     2,000           2,181
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2011                                                                     4,000           4,393
Public Utility Dist. No. 2 of Grant County, Wanapum Hydroelectric Dev. Rev. and Ref. Bonds,
   Series 2005-B, AMT, FGIC insured, 5.00% 2012                                                               1,190           1,269
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001,
   FSA insured, 5.50% 2012                                                                                    1,000           1,097
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010                                1,000           1,055
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured, 5.25% 2009              1,000           1,062
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured, 5.25% 2011              2,000           2,122
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2009                                     1,605           1,717
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                                     3,000           3,240
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured, 5.50% 2009                    1,500           1,611
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT,
   MBIA insured, 5.00% 2012                                                                                   1,510           1,608
Snohomish County, Everett School Dist. No. 2, Unlimited Tax G.O. Ref. Bonds, Series 2003, 4.50% 2007          1,890           1,956
Snohomish County, Limited Tax G.O. Bonds, Series 2001, 5.00% 2010                                             3,000           3,235
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001,
   AMBAC insured, 5.25% 2011                                                                                  1,650           1,793
City of Tacoma, Electric System Rev. Ref. Bonds, Series 2001-A, FSA insured, 5.50% 2011                       1,100           1,211
                                                                                                                             76,821

WISCONSIN -- 2.61%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2006                  1,000           1,015
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010                    750             807
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012                  3,000           3,305
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                                    2,210           2,435
Health and Educational Facs. Auth., Hospital Rev. Bonds (Charity Obligated Group,
   Daughters of Charity National Health System), Series 1997-D, 4.90% 2015 (preref. 2005/put 2005)            2,865           2,881
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
   Series 2001, 5.65% 2009                                                                                    1,935           2,074
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series 2003-A, FSA insured, 5.00% 2009   1,500           1,584
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series 2003-A, FSA insured, 5.00% 2010   1,200           1,277
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
   Series 1998-B, MBIA insured, 4.85% 2011                                                                    1,195           1,246
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
   Series 2003-D, FSA insured, 5.00% 2011                                                                     2,515           2,708
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.), Series 1999, 4.60% 2008             1,010           1,039
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services), Series 2003-A, 5.00% 2008      1,595           1,666
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services), Series 2003-A, 5.00% 2012      2,065           2,196
Housing and Econ. Dev. Auth., Single-family Mortgage Housing Rev. Bonds, Series 2000-C,
   MBIA insured, 4.35% 2009                                                                                     775             796
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010                                         2,200           2,418
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMT, AMBAC insured, 5.00% 2011                           1,055           1,124
                                                                                                                             28,571

Total bonds & notes (cost: $1,047,419,000)                                                                                1,062,136

Short-term securities -- 2.26%

North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska) Inc. Project),
   Series 2001, AMT, 2.40% 2025(3)                                                                            1,000           1,000
City of Los Angeles, California, 2005 Tax and Rev. Anticipation Notes, 4.00% 6/30/2006                        2,000           2,024
State of Indiana, City of Whiting, Environmental Facs. Rev. Bonds (BP Products North
   America Inc. Projects), Series 2003, AMT, 2.40% 2038(3)                                                    1,100           1,100
Regional Airport Auth. of Louisville and Jefferson County, Kentucky, Special Facs. Rev. Bonds
   (UPS Worldwide Forwarding, Inc. Project), Series 1999-C, AMT, 2.32% 2029(3,4)                              2,000           2,000
State of Louisiana, Parish of Plaquemines, Environmental Rev. Ref. Bonds (BP Exploration & Oil Inc.
   Project-British Petroleum Co. p.l.c., Guarantor), Series 1995, AMT, 2.40% 2025(3)                          1,100           1,100
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 2001-C, 2.38% 2021(3)                                  1,100           1,100
State of Nebraska, Hospital Auth. No. 1 of Lancaster County, Health Facs. Rev. Bonds
   (Immanuel Health Systems-Williamsburg Project), Series 2000-A, 2.34% 2030(3)                               1,050           1,050
State of New Mexico, Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/2006                            5,000           5,062
State of Ohio, Solid Waste Rev. Bonds (BP Exploration & Oil Inc. Project-British
   Petroleum Co. p.l.c., Guarantor), Series 1998, AMT, 2.40% 2033(3)                                          1,000           1,000
State of Rhode Island, Health and Educational Building Corp., Hospital Fncg. Rev. Bonds
   (Care New England Issue), Series 2002-A, 2.34% 2032(3)                                                     1,800           1,800
Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds
   (Tennessee Municipal Bond Fund), Series 2001, 2.34% 2031(3)                                                3,700           3,700
Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds
   (Tennessee Municipal Bond Fund), Series 2003, 2.34% 2033(3)                                                1,390           1,390
State of Texas, Gulf Coast Industrial Dev. Auth., Exempt Facs. Industrial Rev. Bonds
   (BP Global Power Corp. Project), Series 2003, AMT, 2.40% 2038(3)                                           1,100           1,100
State of Washington, Industrial Dev. Corp. of the Port of Bellingham, Environmental Facs.
   Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2002, AMT, 2.40% 2033(3)                1,300           1,300

Total short-term securities (cost: $24,727,000)                                                                              24,726

Total investment securities (cost: $1,072,146,000)                                                                        1,086,862
Other assets less liabilities                                                                                                 7,833

Net assets                                                                                                               $1,094,695

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was
    $8,850,000, which represented 0.81% of the net assets of the fund.
(2) Step bond; coupon rate will increase at a later date.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

Financial statements

Statement of assets and liabilities
at July 31, 2005                             (dollars and shares in thousands,
                                                     except per-share amounts)

Assets:
 Investment securities at market (cost: $1,072,146)                                                                   $1,086,862
 Cash                                                                                                                         56
 Receivables for:
  Sales of fund's shares                                                                   $4,068
  Interest                                                                                 12,727                         16,795
                                                                                                                       1,103,713
Liabilities:
 Payables for:
  Purchases of investments                                                                  5,515
  Repurchases of fund's shares                                                              1,821
  Dividends on fund's shares                                                                  827
  Investment advisory services                                                                250
  Services provided by affiliates                                                             505
  Deferred Trustees' compensation                                                              75
  Other fees and expenses                                                                      25                          9,018
Net assets at July 31, 2005                                                                                           $1,094,695

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                     $1,083,556
 Undistributed net investment income                                                                                         287
 Accumulated net realized loss                                                                                            (3,864)
 Net unrealized appreciation                                                                                              14,716
Net assets at July 31, 2005                                                                                           $1,094,695

Shares  of  beneficial  interest  issued  and  outstanding  -  unlimited  shares authorized (71,342 total shares outstanding)

                                                     Net assets        Shares outstanding       Net asset value per share (1)
Class A                                                $857,254                    55,868                              $15.34
Class B                                                  50,475                     3,289                               15.34
Class C                                                  99,692                     6,497                               15.34
Class F                                                  39,618                     2,582                               15.34
Class R-5                                                47,656                     3,106                               15.34

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.94.

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2005                        (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                       $42,409

 Fees and expenses:(1)
  Investment advisory services                                                            $3,251
  Distribution services                                                                    4,172
  Transfer agent services                                                                    193
  Administrative services                                                                    269
  Reports to shareholders                                                                     72
  Registration statement and prospectus                                                      118
  Postage, stationery and supplies                                                            32
  Trustees' compensation                                                                      40
  Auditing and legal                                                                          67
  Custodian                                                                                    8
  State and local taxes                                                                       13
  Other                                                                                       51
  Total fees and expenses before waiver                                                    8,286
 Less waiver of fees and expenses:
  Investment advisory services                                                               204
  Total fees and expenses after waiver                                                                             8,082
 Net investment income                                                                                            34,327

Net realized gain and unrealized depreciation on investments:
 Net realized gain on investments                                                                                  1,273
 Net unrealized depreciation on investments                                                                       (1,396)
  Net realized gain and unrealized depreciation                                                                     (123)
Net increase in net assets resulting from operations                                                             $34,204

(1)  Additional  information  related to  class-specific  fees and  expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
                                                        (dollars in thousands)

                                                                                                Year ended July 31
                                                                                            2005                    2004
Operations:
 Net investment income                                                                   $34,327                 $32,078
 Net realized gain on investments                                                          1,273                     399
 Net unrealized (depreciation) appreciation on investments                                (1,396)                  7,334
  Net increase in net assets resulting from operations                                    34,204                  39,811

Dividends paid or accrued to
 shareholders from net investment income                                                 (34,263)                (32,008)

Capital share transactions                                                                59,391                  63,598

Total increase in net assets                                                              59,332                  71,401

Net assets:
 Beginning of year                                                                     1,035,363                 963,962
 End of year (including undistributed
  net investment income: $287 and $256, respectively)                                 $1,094,695              $1,035,363

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION  - Limited  Term  Tax-Exempt  Bond Fund of America  (the "fund") is registered under the Investment Company Act of 1940 as an open-end,  diversified management  investment  company.  The fund seeks high current income exempt from
federal  income  taxes,   consistent  with  preservation  of  capital,   through
investments in tax-exempt securities with effective maturities between three and
10 years.

The fund offers five share  classes  consisting of four retail share classes and one retirement  plan share class.  The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion  rights.  The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None           Declines from 5% to 0%     Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION - Fixed-income  securities,  including  short-term securities  purchased  with more than 60 days  left to  maturity,  are valued at prices  obtained from an  independent  pricing  service when such prices are available. However, where the investment adviser deems it appropriate,  such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for  securities  of comparable  maturity,  quality and type.
          Some securities may be valued based on their effective  maturity,  the date the  security  is expected to be called or refunded by the issuer or the date at which the  investor  can redeem the  security  with the issuer. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which  approximates  market value. The value of short-term  securities originally purchased with maturities greater than 60 days are  determined  based on an amortized  value to par when they reach 60 days or less  remaining to maturity.  The ability of the issuers  of the  debt  securities  held  by the  fund  to  meet  their obligations  may be affected by  economic  developments  in a specific industry,  state or  region.  Securities  and other  assets  for which representative  market  quotations are not readily  available are fair valued  as  determined  in good  faith  under  procedures  adopted  by authority  of the fund's  Board of  Trustees.  Various  factors may be reviewed in order to make a good faith  determination  of a security's fair value.  These factors  include,  but are not limited to, the type and cost of the security;  contractual or legal restrictions on resale of the security;  relevant  financial or business  developments of the issuer;  actively traded similar or related securities;  conversion or
          exchange   rights  on  the  security;   related   corporate   actions;
          significant  events  occurring  after  the  close  of  trading  in the security; and changes in overall market conditions.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the  securities.  In the event a security is purchased  with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment  obligations.  Interest income is recognized on an accrual basis.  Market  discounts,  premiums and original  issue  discounts on fixed-income  securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and  expenses)  are  allocated  daily  among  the various  share  classes  based on the relative  value of their settled shares.  Realized and unrealized  gains and losses are allocated daily among the various share  classes  based on their  relative net assets.
          Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  -  Dividends  paid to shareholders are declared daily after the  determination of the fund's
          net  investment   income  and  are  paid  to   shareholders   monthly.
          Distributions  paid to  shareholders  are recorded on the  ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such  distributions  are made.  Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn  taxable  income from the sale of certain  securities  purchased at a market discount.

DISTRIBUTIONS - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as short-term capital gains and losses;  deferred expenses; net capital losses; and
amortization  of  market  discounts.  The  fiscal  year  in  which  amounts  are distributed may differ from the year in which the net investment  income and net realized gains are recorded by the fund for financial reporting purposes.  As of
July 31, 2005, the cost of investment securities for federal income tax purposes was $1,071,805,000.

During  the  year  ended  July 31,  2005,  the fund  reclassified  $33,000  from undistributed  net investment  income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2005,  the  components of  distributable  earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                              $848
Short-term and long-term capital loss deferrals                                                                (3,864)
Gross unrealized appreciation on investment securities                                                         19,894
Gross unrealized depreciation on investment securities                                                         (4,837)
Net unrealized appreciation on investment securities                                                           15,057

Short-term  and long-term  capital loss  deferrals  above  include  capital loss carryforwards  of $80,000,  $3,146,000 and $638,000  expiring in 2009,  2011 and
2012,  respectively.  These  numbers  reflect the  utilization  of capital  loss carryforwards  of  $1,273,000.  The capital loss  carryforwards  will be used to offset any  capital  gains  realized  by the fund in future  years  through  the expiration dates. The fund will not make  distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,273,000.

Tax-exempt income  distributions paid or accrued to shareholders were as follows
(dollars in thousands):

                                                                           Year ended July 31
Share class                                                       2005                                  2004
Class A                                                       $ 27,357                              $ 25,390
Class B                                                          1,348                                 1,359
Class C                                                          2,610                                 2,691
Class F                                                          1,182                                   973
Class R-5                                                        1,766                                 1,595
Total                                                         $ 34,263                              $ 32,008

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT  ADVISORY  SERVICES - The Investment  Advisory and Service  Agreement
with CRMC  provides for monthly fees  accrued  daily.  These fees are based on a declining  series of annual rates  beginning with 0.30% on the first $60 million of daily  net  assets  and  decreasing  to 0.15% on such  assets in excess of $1 billion.  The agreement also provides for monthly fees,  accrued daily, of 3.00%
on the first  $3,333,333  of the fund's  monthly  gross income and 2.50% on such income  in  excess  of  $3,333,333.  CRMC is  currently  waiving  a  portion  of investment  advisory  services fees.  From September 1, 2004,  through March 31,
2005,  CRMC waived 5% of these fees and  increased the waiver to 10% on April 1,
2005.  During the year ended July 31, 2005, total investment  advisory  services fees  waived  by  CRMC  were  $204,000.  As a  result,  the  fee  shown  on  the accompanying  financial  statements of  $3,251,000,  which was  equivalent to an annualized rate of 0.301%, was reduced to $3,047,000, or 0.282% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Trustees  approves  certain  categories  of expenses  that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.30%
          to 1.00% as noted  below.  In some cases,  the Board of  Trustees  has limited the amounts that may be paid to less than the maximum  allowed by the plans.  All share  classes may use up to 0.25% of average daily net  assets to pay  service  fees,  or to  compensate  AFD for  paying service fees,  to firms that have entered in  agreements  with AFD for
          providing  certain   shareholder   services.   The  remaining  amounts
          available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and  wholesaler  commissions  paid by AFD for certain shares sold without a sales  charge.  This class  reimburses  AFD for amounts billed  within  the prior 15 months  but only to the  extent  that the overall annual expense limit of 0.30% is not exceeded.  As of July 31,
          2005,   unreimbursed   expenses  subject  to   reimbursement   totaled
          $1,513,000 for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described below.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements  described above for the year ended July
          31, 2005, were as follows (dollars in thousands):

         -----------------------------------------------------------------------------------------------
             Share class       Distribution    Transfer agent          Administrative services
                                 services         services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
                                                                CRMC administrative    Transfer agent
                                                                      services            services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class A            $2,503            $178           Not applicable      Not applicable
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class B              520              15            Not applicable      Not applicable
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class C             1,057          Included              $152                 $9
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class F              92            Included               52                   4
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
              Class R-5       Not applicable      Included               50                   2
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
                Total             $4,172            $193                $254                 $15
         -----------------------------------------------------------------------------------------------

DEFERRED   TRUSTEES'   COMPENSATION   -  Since  the  adoption  of  the  deferred
compensation plan in 1994,  Trustees who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.  Trustees'  compensation of $40,000,  shown on the  accompanying financial  statements,  includes $33,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be  considered  to be  affiliated  with CRMC,  AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):

Share class                                                          Sales(1)                      Reinvestments of dividends
                                                                 Amount       Shares                    Amount         Shares
Year ended July 31, 2005
Class A                                                       $ 245,921       15,908                  $ 21,168          1,371
Class B                                                           5,192          336                       938             60
Class C                                                          21,921        1,418                     1,911            124
Class F                                                          18,028        1,166                       890             57
Class R-5                                                        14,312          926                       887             58
Total net increase
   (decrease)                                                 $ 305,374       19,754                  $ 25,794          1,670

Year ended July 31, 2004
Class A                                                       $ 306,758       19,782                  $ 19,963          1,289
Class B                                                          10,841          701                       992             64
Class C                                                          36,609        2,360                     2,114            137
Class F                                                          19,277        1,244                       722             47
Class R-5                                                        22,006        1,412                       762             49
Total net increase
   (decrease)                                                 $ 395,491       25,499                  $ 24,553          1,586

Share class                                                         Repurchases(1)                      Net increase (decrease)
                                                                 Amount       Shares                   Amount           Shares
Year ended July 31, 2005
Class A                                                      $ (203,111)     (13,151)                $ 63,978            4,128
Class B                                                          (7,850)        (508)                  (1,720)            (112)
Class C                                                         (31,723)      (2,054)                  (7,891)            (512)
Class F                                                         (11,956)        (774)                   6,962              449
Class R-5                                                       (17,137)      (1,113)                  (1,938)            (129)
Total net increase
   (decrease)                                                $ (271,777)     (17,600)                $ 59,391            3,824

Year ended July 31, 2004
Class A                                                      $ (277,216)     (17,961)                $ 49,505            3,110
Class B                                                         (10,932)        (707)                     901               58
Class C                                                         (37,982)      (2,459)                     741               38
Class F                                                         (16,473)      (1,066)                   3,526              225
Class R-5                                                       (13,843)        (898)                   8,925              563
Total net increase
   (decrease)                                                $ (356,446)     (23,091)                $ 63,598            3,994

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities,  of $219,220,000  and  $128,928,000,  respectively,  during the year ended July 31, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fee of $8,000, shown on the accompanying financial statements,  includes $3,000 that was offset by this reduction, rather than paid in cash.

Financial highlights (1)

                                                                                   Income from investment operations(2)
                                                                                                       Net
                                                           Net asset                         gains (losses)
                                                              value,            Net          on securities      Total from
                                                           beginning     investment         (both realized      investment
                                                           of period         income         and unrealized)     operations
Class A:
 Year ended 7/31/2005                                         $15.33           $.51                   $.01            $.52
 Year ended 7/31/2004                                          15.17            .51                    .16             .67
 Year ended 7/31/2003                                          15.28            .52                   (.11)            .41
 Year ended 7/31/2002                                          15.08            .58                    .20             .78
 Year ended 7/31/2001                                          14.43            .62                    .65            1.27
Class B:
 Year ended 7/31/2005                                          15.33            .40                    .01             .41
 Year ended 7/31/2004                                          15.17            .40                    .16             .56
 Year ended 7/31/2003                                          15.28            .42                   (.11)            .31
 Year ended 7/31/2002                                          15.08            .47                    .20             .67
 Year ended 7/31/2001                                          14.43            .48                    .69            1.17
Class C:
 Year ended 7/31/2005                                          15.33            .38                    .01             .39
 Year ended 7/31/2004                                          15.17            .38                    .16             .54
 Year ended 7/31/2003                                          15.28            .40                   (.11)            .29
 Year ended 7/31/2002                                          15.08            .45                    .20             .65
 Period from 3/15/2001 to 7/31/2001                            14.92            .15                    .17             .32
Class F:
 Year ended 7/31/2005                                          15.33            .50                    .01             .51
 Year ended 7/31/2004                                          15.17            .49                    .16             .65
 Year ended 7/31/2003                                          15.28            .51                   (.11)            .40
 Year ended 7/31/2002                                          15.08            .55                    .20             .75
 Period from 3/15/2001 to 7/31/2001                            14.92            .16                    .19             .35
Class R-5:
 Year ended 7/31/2005                                          15.33            .54                    .01             .55
 Year ended 7/31/2004                                          15.17            .54                    .16             .70
 Year ended 7/31/2003                                          15.28            .56                   (.11)            .45
 Period from 7/15/2002 to 7/31/2002                            15.27            .02                    .01             .03

Financial highlights (1)

                                                                     Dividends
                                                                     (from net       Net asset                     Net assets,
                                                                    investment      value, end           Total   end of period
                                                                        income)      of period        return(3)   (in millions)
Class A:
 Year ended 7/31/2005                                                    $(.51)         $15.34            3.40%           $857
 Year ended 7/31/2004                                                     (.51)          15.33            4.40             793
 Year ended 7/31/2003                                                     (.52)          15.17            2.71             738
 Year ended 7/31/2002                                                     (.58)          15.28            5.32             497
 Year ended 7/31/2001                                                     (.62)          15.08            8.99             306
Class B:
 Year ended 7/31/2005                                                     (.40)          15.34            2.69              50
 Year ended 7/31/2004                                                     (.40)          15.33            3.69              52
 Year ended 7/31/2003                                                     (.42)          15.17            1.98              51
 Year ended 7/31/2002                                                     (.47)          15.28            4.52              17
 Year ended 7/31/2001                                                     (.52)          15.08            8.24               2
Class C:
 Year ended 7/31/2005                                                     (.38)          15.34            2.57             100
 Year ended 7/31/2004                                                     (.38)          15.33            3.55             107
 Year ended 7/31/2003                                                     (.40)          15.17            1.86             106
 Year ended 7/31/2002                                                     (.45)          15.28            4.38              49
 Period from 3/15/2001 to 7/31/2001                                       (.16)          15.08            2.14               4
Class F:
 Year ended 7/31/2005                                                     (.50)          15.34            3.32              40
 Year ended 7/31/2004                                                     (.49)          15.33            4.32              33
 Year ended 7/31/2003                                                     (.51)          15.17            2.61              29
 Year ended 7/31/2002                                                     (.55)          15.28            5.11              13
 Period from 3/15/2001 to 7/31/2001                                       (.19)          15.08            2.34               2
Class R-5:
 Year ended 7/31/2005                                                     (.54)          15.34            3.63              48
 Year ended 7/31/2004                                                     (.54)          15.33            4.63              50
 Year ended 7/31/2003                                                     (.56)          15.17            2.93              40
 Period from 7/15/2002 to 7/31/2002                                       (.02)          15.28             .23              27

Financial highlights (1)

                                                                  Ratio of expenses  Ratio of expenses
                                                                         to average         to average          Ratio of
                                                                         net assets         net assets        net income
                                                                             before              after        to average
                                                                            waivers        waivers (4)        net assets
Class A:
 Year ended 7/31/2005                                                          .66%               .64%             3.29%
 Year ended 7/31/2004                                                          .68                .66              3.27
 Year ended 7/31/2003                                                          .71                .66              3.37
 Year ended 7/31/2002                                                          .75                .70              3.86
 Year ended 7/31/2001                                                          .80                .75              4.18
Class B:
 Year ended 7/31/2005                                                         1.37               1.35              2.59
 Year ended 7/31/2004                                                         1.38               1.37              2.57
 Year ended 7/31/2003                                                         1.40               1.35              2.63
 Year ended 7/31/2002                                                         1.45               1.40              3.06
 Year ended 7/31/2001                                                         1.60               1.59              3.24
Class C:
 Year ended 7/31/2005                                                         1.49               1.47              2.46
 Year ended 7/31/2004                                                         1.51               1.50              2.43
 Year ended 7/31/2003                                                         1.54               1.49              2.51
 Year ended 7/31/2002                                                         1.58               1.52              2.92
 Period from 3/15/2001 to 7/31/2001                                            .75                .75              1.05
Class F:
 Year ended 7/31/2005                                                          .74                .72              3.20
 Year ended 7/31/2004                                                          .76                .75              3.17
 Year ended 7/31/2003                                                          .79                .74              3.27
 Year ended 7/31/2002                                                          .87                .82              3.69
 Period from 3/15/2001 to 7/31/2001                                            .60                .60              1.18
Class R-5:
 Year ended 7/31/2005                                                          .44                .42              3.51
 Year ended 7/31/2004                                                          .46                .44              3.49
 Year ended 7/31/2003                                                          .49                .44              3.61
 Period from 7/15/2002 to 7/31/2002                                            .02                .02               .16

                                                                                Year ended July 31
                                                              2005       2004         2003             2002            2001

Portfolio turnover rate for all classes of shares              12%        10%          10%               9%             21%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain waivers from CRMC.  During the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and  Shareholders  of Limited Term Tax-Exempt Bond Fund
of America:

In our opinion, the accompanying statement of assets and liabilities,  including the summary investment  portfolio,  and the related statements of operations and of changes in net assets and the financial  highlights  present  fairly,  in all material  respects,  the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2005,  the results of its operations for the year then ended,  the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting  principles  generally accepted in the United  States of  America.  These  financial  statements  and  financial
highlights   (hereafter   referred  to  as  "financial   statements")   are  the
responsibility  of the Fund's  management;  our  responsibility is to express an opinion on these  financial  statements  based on our audits.  We conducted  our audits of these  financial  statements in  accordance  with the standards of the
Public Company  Accounting  Oversight  Board (United  States).  Those  standards require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements  are free of material  misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial  statements,  assessing the  accounting  principles used and  significant  estimates made by management,  and evaluating the overall financial  statement  presentation.  We believe that our audits,  which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 9, 2005